Aetna Life Insurance and Annuity Company
               151 Farmington Avenue, Hartford, Connecticut 06156


                                1-800-531-4547

                           VARIABLE ANNUITY ACCOUNT G

                                       OF

                   AETNA LIFE INSURANCE AND ANNUITY COMPANY

                          Prospectus Dated May 1, 1997

       MULTI VEST[RegTM] PLAN -- An Individual Deferred Variable Annuity

This Prospectus describes the individual deferred variable annuity contract ("Contract") originally issued by Confederation Life Insurance and Annuity Company ("Confederation"). The Contract allows tax-deferred capital accumulation and provides future fixed income for retirement or other long-term purposes by allowing Purchase Payments to be allocated on a variable basis, a fixed basis or a combination of both.


On August 12, 1994 Confederation was placed in rehabilitation by the Fulton County, Georgia Superior Court and ceased sales of new Contracts and acceptance of additional Purchase Payments. On October 2, 1995, Aetna Life Insurance and Annuity Company ("Aetna", "the Company", "we", "our", or "us") assumed the existing in-force Contracts in accordance with an Assumption Reinsurance Agreement which was approved by the Fulton County, Georgia Superior Court in connection with the rehabilitation of Confederation. Contract owners will look to Aetna instead of Confederation to fulfill the terms of their Contracts.


Aetna does not intend to resume sales of new Contracts; additional Purchase Payments may continue to be made under existing Contracts subject to certain limitations. See "The Contract -- Purchase Payments and Allocating Your Purchase Payments."


This Prospectus is intended to describe the Contract provisions relating to the variable funding options and the fees and expenses that may be charged in connection with Purchase Payments allocated to Variable Annuity Account G of Aetna Life Insurance and Annuity Company (the "Separate Account"). Information with respect to the fixed funding option is included in the Appendix to this Prospectus.


There are currently eight Subaccounts in the Separate Account. Each Subaccount invests in a corresponding portfolio of the Oppenheimer Variable Account Funds: the Oppenheimer Money Fund; the Oppenheimer High Income Fund; the Oppenheimer Bond Fund; the Oppenheimer Capital Appreciation Fund; the Oppenheimer Growth Fund; the Oppenheimer Multiple Strategies Fund; the Oppenheimer Global Securities Fund; and the Oppenheimer Strategic Bond Fund. Each Fund has distinct investment objectives and policies which are described in the accompanying prospectus for the Oppenheimer Variable Account Funds. See "Facts About Aetna, The Separate Account and The Oppenheimer Variable Account Funds."


This Prospectus sets forth the basic information about the Separate Account that a prospective investor should know before investing. Additional information about the Separate Account is contained in a Statement of Additional Information ("SAI") dated May 1, 1997, which has been filed with the Securities and Exchange Commission ("SEC"). The Table of Contents of the SAI is found in this Prospectus. An SAI is available at no charge by indicating your request on the prospectus receipt or by calling 1-800-531-4547. An SAI for any of the Oppenheimer Variable Account Funds may also be obtained by calling that phone number.


THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE SEPARATE ACOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
DEFINITIONS    ..................................................    1
SUMMARY  ........................................................    3
FEE TABLE   .....................................................    4
CONDENSED FINANCIAL INFORMATION  ................................    6
FINANCIAL STATEMENTS    .........................................    8
FACTS ABOUT AETNA, THE SEPARATE ACCOUNT, AND THE OPPENHEIMER
 VARIABLE ACCOUNT FUNDS .........................................    8
 The Company   ..................................................    8
 Variable Annuity Account G   ...................................    8
 The Oppenheimer Variable Account Funds and Investment Adviser       8
THE CONTRACT   ..................................................    9
 Parties to the Contract   ......................................    9
 Purchase Payments and Allocating Your Purchase Payments    .....   10
 Value of the Accumulation Account and Unit Value  ..............   10
 Allocation Changes  ............................................   11
 Transfers  .....................................................   11
 Dollar Cost Averaging  .........................................   11
 Questions  .....................................................   12
CHARGES AND DEDUCTIONS  .........................................   12
 Surrender Charges   ............................................   12
 Mortality and Expense Risk Charge  .............................   13
 Administration Fee  ............................................   13
 Annual Contract Fee    .........................................   13
 State Taxes   ..................................................   13
 Other Taxes   ..................................................   13
 Fund Expenses    ...............................................   13
DISTRIBUTIONS UNDER THE CONTRACT    .............................   13
 Withdrawals   ..................................................   13
 Systematic Withdrawal  .........................................   14
 Surrender  .....................................................   14
 Death Proceeds   ...............................................   14
 Payment    .....................................................   15
ANNUITY BENEFIT   ...............................................   15
 Annuitization    ...............................................   15
 Partial Annuity Benefit   ......................................   15
 Annuity Date  ..................................................   15
 Annuity Options  ...............................................   16
 Income Payments  ...............................................   16
FEDERAL TAX MATTERS  ............................................   16
 Introduction  ..................................................   16
 Aetna's Tax Status  ............................................   16
 Taxation of Annuity Contracts in General    ....................   17
 Qualified Contracts    .........................................   17
 Other Tax Considerations  ......................................   18
DISTRIBUTION OF THE CONTRACT  ...................................   18
MISCELLANEOUS  ..................................................   19
 Voting Rights    ...............................................   19
 Changes in the Contract   ......................................   19
 Incontestability    ............................................   19
 Nonparticipating    ............................................   19
 Assignment    ..................................................   19
 Annual Contract Report    ......................................   19
 Misstatement of Age or Sex   ...................................   19
 Telephone Transfers    .........................................   20
 Legal Proceedings   ............................................   20
 Legal Matters    ...............................................   20
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION   ...........   20
APPENDIX A -- THE FIXED ACCOUNT  ................................   Appendix-1

                                  DEFINITIONS

Accumulation Account and Value of the Accumulation Account: The Accumulation Account is the account to which Net Purchase Payments are credited. The Value of the Accumulation Account refers to the combined value of your Contract in all of the Subaccounts of the Separate Account and the Fixed Account.


Aetna: We, our, us, Aetna Life Insurance and Annuity Company.

Annuitant: The person on whose life the Income Payments are based and the person you designate to receive Income Payments.

Annuity Date: The date on which the Annuity Option becomes effective.

Annuity Value: The Value of the Accumulation Account on the Annuity Date less the Annual Contract Fee for the then current Contract Year and any applicable State Taxes.


Beneficiary: The person designated by you to receive benefits in the event of your death prior to the Annuity Date or to receive any remaining guaranteed payments under an Income Option in the event of the death of the Annuitant after the Annuity Date.


Code: The Internal Revenue Code of 1986, as amended.

Confederation: Confederation Life Insurance and Annuity Company.

Contract: The individual deferred variable annuity described in this Prospectus.


Contract Date: The date the Contract becomes effective.

Contract Year: Each 12-month period starting the same day and month as the Contract Date.

Fixed Account: A part of our General Account consisting of assets, from Contracts such as the one described in this Prospectus, which are not allocated to the Separate Account. See Appendix A.


Fund: A portfolio of Oppenheimer Variable Account Funds in which assets of a corresponding Subaccount are invested.

General Account: Our corporate assets other than those segregated in any separate account established by us.

Home Office: Our principal executive offices located at 151 Farmington Avenue, Hartford, Connecticut 06156.

Income Payment: The amount we pay to an Annuitant at regular intervals under an Annuity Option.

Non-Qualified Contracts: Contracts other than Qualified Contracts.

Oppenheimer Variable Account Funds: The Oppenheimer Variable Account Funds, a diversified, open-end management investment company (mutual fund) in which the Separate Account invests.


Purchase Payment and Net Purchase Payment: A Purchase Payment is a premium paid to us as consideration for the benefits provided by this Contract. A Net Purchase Payment is that portion of each Purchase Payment which is credited to the Accumulation Account after the deduction for State Taxes, if any.


Qualified Contracts: Contracts purchased by plans that qualify for special federal income tax treatment or plans which are intended to qualify for special federal income tax treatment under Code sections 401(a) and 403(b) or Contracts purchased by individuals for their individual retirement accounts under Code section 408.


SEC: The Securities and Exchange Commission.

Separate Account: Variable Annuity Account G of Aetna Life Insurance and Annuity Company, established and maintained for the investment of the portion of Net Purchase Payments from contracts such as the one described in this Prospectus, which are not allocated to the Fixed Account.


State Taxes: Premium taxes imposed by certain jurisdictions on Purchase Payments when received, or on values withdrawn, surrendered or annuitized.


Subaccount: A division of the Separate Account to which Net Purchase Payments may be allocated. Each Subaccount invests in shares of a Fund.


Surrender: A request for the Surrender Value which terminates the Contract.

Surrender Charge: A contingent deferred sales load which may be charged in the event of a Withdrawal or Surrender.

Surrender Value: The Value of the Accumulation Account less any applicable Surrender Charges and State Taxes, and the Annual Contract Fee for the current Contract Year.

Transfer: The reallocation of all or a portion of the value in one Subaccount or the Fixed Account to another Subaccount or the Fixed Account.


Unit and Unit Value: A standard of measurement used to determine your value in each Subaccount prior to the Annuity Date. Each Subaccount has a distinct Unit Value which may vary from one Valuation Period to the next.

Valuation Date: The date and time at which the Accumulation Unit Value and Annuity Unit Value of a Subaccount is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

Valuation Period: The period of time between two consecutive Valuation Dates.

We, Our, Us: Aetna Life Insurance and Annuity Company or Aetna.

Withdrawal: The surrender of a portion of the Value of the Accumulation Account.


You and Your: The purchaser and Owner of the Contract.

1940 Act: The Investment Company Act of 1940, as amended.

                                    SUMMARY

The following is a brief summary of some of the important features of the Contract described in this Prospectus. Reference should be made to the body of this Prospectus for more detailed information. Appendix A describes the fixed funding option available under your Contract.

The Contract

The Contract allows tax-deferred capital accumulation and provides future fixed income payments beginning on a date you choose. The amount of your future fixed income will be based on the investment experience of the assets underlying the Contract during the accumulation period. See "The Contract."

Purchase Payments

Additional Purchase Payments of at least $100 may be made at any time prior to the Annuity Date. However, you are under no obligation to make additional Purchase Payments. See "The Contract -- Purchase Payments and Allocating Your Purchase Payments."

Withdrawals and Surrenders

Prior to the Annuity Date, you may make unlimited Withdrawals or Surrender your Contract for the Surrender Value. See "Distributions Under the Contract" and "Appendix A -- The Fixed Account." You may be subject to a penalty tax for an early withdrawal. See "Federal Tax Matters -- Other Tax Considerations -- Penalty Tax on Certain Distributions."

Surrender Charges

A Surrender Charge may apply on the amounts withdrawn or surrendered. See "Charges and Deductions -- Surrender Charges."

Taxes and Withholding

Purchase Payment and investment results of your Accumulation Account are generally not taxable until distributed. Withholding for income tax may be imposed on certain withdrawals. See "Federal Tax Matters."

Charges and Deductions

Certain charges and deductions are associated with the Contracts, for example, State Taxes, annual contract fee, mortality and expense risk charge and administrative fee. The Funds are also subject to certain fees and expenses. See "Fee Table;" "Charges and Deductions."

Annuity Payments

The Contract is an annuity which provides for a series of fixed Income Payments. You may choose the date Income Payments begin, subject to some limitations. The amount of and the length of Income Payments will be based, in part, on the Annuity Option selected. See "Annuity Benefit."

Death Benefits

Death proceeds are paid to your Beneficiary in the event of your death and you have not annuitized all your Accumulation Account. See "Annuity Benefit." If death occurs prior to age 85, the death proceeds will never be less than the sum of Purchase Payments received less: prior Withdrawals, applicable Surrender Charges on prior Withdrawals and values applied to the Partial Annuity Benefit. Every five years, we will adjust the death proceeds to reflect increases in your Accumulation Account Value. If death occurs on or after age 85 the death proceeds will equal the value of the Accumulation Account. See "Distributions Under the Contract -- Death Proceeds."

                                   FEE TABLE

The Fee Table is provided to assist you in understanding the various charges and deductions that you will bear directly or indirectly. The Fee Table reflects expenses under the Contract and of both the Separate Account and the Oppenheimer Variable Account Funds. The Fee Table does not include possible State Taxes. See "Charges and Deductions" in this Prospectus and "How the Funds are Managed" in the prospectus for the Oppenheimer Variable Account Funds.

Contract Holder Transaction Expenses

                                                                      Percentage of
                                                                      Purchase Payment
                                                                      ----------------
Sales Load at Time of Purchase                                        0%
Deferred sales load when Purchase Payment withdrawn or surrendered

                           Number of Years(1)
                           --------------------
                                  1                                   6%
                                  2                                   6%
                                  3                                   5%
                                  4                                   4%
                                  5                                   3%
                              Thereafter                              0%

     Charge for Transfer                                              None


(1) Surrender Charges are based upon the number of years between the date Purchase Payments are deemed to have been received and the date they are withdrawn or surrendered. Purchase Payments received prior to October 2, 1995, are deemed to have been received on the date of your initial Purchase Payment. Additional Purchase Payments received after October 2, 1995 will be deemed to be received on the date we actually receive them.

 ANNUAL CONTRACT FEE                                                          $30
 SEPARATE ACCOUNT ANNUAL EXPENSES (Daily deductions, equal to the percentage shown on an annual basis, made from amounts allocated to the variable options under each Contract).
                                                                       Percentage of Average
                                                                       Accumulation Account
                                                                       Value Allocated to
                                                                         Separate Account
                                                                       -----------------------
 Mortality and Expense Risk Charge   .................................        1.25%
 Administration Fee   ................................................        0.10%
                                                                         ---------------------
 Total Separate Account Annual Expenses    ...........................        1.35%
                                                                         =====================

                        FUND ANNUAL CHARGES AND EXPENSES

                 (as percentage of the average account value)

                                                                          Total Fund
                                            Management       Other         Annual
                                              Fees          Expenses      Expenses(1)
                                           -------------   -----------   -------------
Oppenheimer Money Fund                     0.45%           0.04%         0.49%
Oppenheimer High Income Fund               0.75%           0.06%         0.81%
Oppenheimer Bond Fund                      0.74%           0.04%         0.78%
Oppenheimer Capital Appreciation Fund      0.72%           0.03%         0.75%
Oppenheimer Growth Fund(2)                 0.75%           0.04%         0.79%
Oppenheimer Multiple Strategies Fund       0.73%           0.04%         0.77%
Oppenheimer Global Securities Fund         0.73%           0.08%         0.81%
Oppenheimer Strategic Bond Fund            0.75%           0.10%         0.85%


(1) Does not reflect expenses related to the Contract or Separate Account.

(2) There was a non-recurring reimbursement made to Oppenheimer Growth Fund by the Fund's Manager due to the acquisition of a Fund in the fiscal year ended December 31, 1996. Absent this reimbursement, the Other Expenses would have been 0.06% and Total Expenses would have been 0.81%.

HYPOTHETICAL EXAMPLES

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


A. If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

 Subaccount                                  1 Year      3 Years      5 Years      10 Years
----------------------------------------     ---------   ----------   ----------   ----------
Oppenheimer Money Fund                       $81         $104         $129         $222
Oppenheimer High Income Fund                  84          114          145          255
Oppenheimer Bond Fund                         84          113          144          252
Oppenheimer Capital Appreciation Fund         84          112          142          249
Oppenheimer Growth Fund                       84          113          144          253
Oppenheimer Multiple Strategies Fund          84          113          143          251
Oppenheimer Global Securities Fund            84          114          145          255
Oppenheimer Strategic Bond Fund               85          115          147          259


B. If you do not surrender your Contract or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Subaccount                                   1 Year      3 Years      5 Years      10 Years
----------------------------------------     ---------   ----------   ----------   ----------
Oppenheimer Money Fund                       $19         $60          $102         $222
Oppenheimer High Income Fund                  22          69           119          255
Oppenheimer Bond Fund                         22          68           117          252
Oppenheimer Capital Appreciation Fund         22          67           116          249
Oppenheimer Growth Fund                       22          69           118          253
Oppenheimer Multiple Strategies Fund          22          68           117          251
Oppenheimer Global Securities Fund            22          69           119          255
Oppenheimer Strategic Bond Fund               23          70           121          259


For the purpose of calculating the expenses in the above examples, we have converted the $30 Annual Contract Fee to a 0.055% annual asset charge based on the average size of Contracts. Converted in this way, the Annual Contract Fee (on a percentage basis) would be higher for smaller Contracts and lower for larger Contracts.

                        CONDENSED FINANCIAL INFORMATION
                            Accumulation Unit Values


The condensed financial information presented below for the periods ended September 30, 1995, December 31, 1995 and year ended December 31, 1996 was derived from the financial statements of the Separate Account which were audited by KPMG Peat Marwick LLP, independent auditors. The condensed financial information presented below for the years ended December 31, 1994 and prior were derived from the financial statements of the Separate Account, which financial statements were audited by other auditors. The financial statements of Confederation Separate Account A and Variable Annuity Account G and the Independent Auditors' reports thereon are included in the Statement of Additional Information.

                               1990(1)*     1991(2)*      1992*        1993(3)*
                              ----------- ------------ ------------ --------------
Oppenheimer Money
 Fund
Accumulation Unit Value at
 beginning of period   ...... $   10.00   $    10.23   $    10.72   $      10.99
 at end of period   ......... $   10.23   $    10.72   $    10.99   $      11.19
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................
Accumulation Units
 outstanding  ............... 11,496.99   278,364.11   823,485.65   1,304,423.04
Oppenheimer High
 Income Fund
Accumulation Unit Value at
 beginning of period   ...... $   10.00   $    10.00   $    11.80   $      13.73
 at end of period   ......... $   10.00   $    11.80   $    13.73   $      17.11
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................
Accumulation Units
 outstanding  ...............        --   133,655.43   546,212.32   2,010,341.54
Oppenheimer Bond
 Fund
Accumulation Unit Value at
 beginning of period   ...... $   10.00   $    10.00   $    11.07   $      11.63
 at end of period   ......... $   10.00   $    11.07   $    11.63   $      12.97
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................
Accumulation Units
 outstanding  ...............        --   132,312.74   610,765.61   1,414,173.21
Oppenheimer Capital
 Appreciation Fund
Accumulation Unit Value at
 beginning of period   ...... $   10.00   $    10.07   $    15.37   $      17.50
 at end of period   ......... $   10.07   $    15.37   $    17.50   $      21.98
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................
Accumulation Units
 outstanding  ...............  3,511.36   163,873.92   718,400.83   1,662,361.45
Oppenheimer Growth
 Fund
Accumulation Unit Value at
 beginning of period   ...... $   10.00   $    10.13   $    12.54   $      14.17
 at end of period   ......... $   10.13   $    12.54   $    14.17   $      15.00
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................
Accumulation Units
 outstanding  ...............  6,615.78   119,618.09   563,151.08   1,700,812.71



                                            1/1/95     10/1/95
                                           through     through
                                 1994*     9/30/95*    12/31/95       1996
                              ----------- ----------- ----------- -------------
Oppenheimer Money
 Fund
Accumulation Unit Value at
 beginning of period   ...... $   11.19   $   11.51   $   11.87     $   12.00
 at end of period   ......... $   11.51   $   11.87   $   12.00     $   12.45
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................                                            3.71%
Accumulation Units
 outstanding  ............... 2,665,713   1,526,060   1,445,120       992,336
Oppenheimer High
 Income Fund
Accumulation Unit Value at
 beginning of period   ...... $   17.11   $   16.35   $   18.66     $   19.42
 at end of period   ......... $   16.35   $   18.66   $   19.42     $   22.08
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................                                           13.70%
Accumulation Units
 outstanding  ............... 1,978,010   2,018,023   1,996,764     1,734,939
Oppenheimer Bond
 Fund
Accumulation Unit Value at
 beginning of period   ...... $   12.97   $   12.55   $   13.96     $   14.49
 at end of period   ......... $   12.55   $   13.96   $   14.49     $   14.98
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................                                            3.38%
Accumulation Units
 outstanding  ............... 1,445,364    1,313,477  1,289,495     1,099,466
Oppenheimer Capital
 Appreciation Fund
Accumulation Unit Value at
 beginning of period   ...... $   21.98   $   20.04   $   25.16     $   26.21
 at end of period   ......... $   20.04   $   25.16   $   26.21     $   31.08
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................                                           18.60%
Accumulation Units
 outstanding  ............... 2,402,122   2,183,166   2,192,369     1,991,499
Oppenheimer Growth
 Fund
Accumulation Unit Value at
 beginning of period   ...... $   15.00   $   14.94   $   19.40     $   20.14
 at end of period   ......... $   14.94   $   19.40   $   20.14     $   24.88
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................                                           23.52%
Accumulation Units
 outstanding  ............... 2,083,816   2,299,776   2,313,184     2,117,163

                               1990(1)*    1991(2)*      1992*
                              ---------- ------------ ------------
Oppenheimer Multiple
 Strategies Fund
Accumulation Unit Value at
 beginning of period   ......   $10.00   $    10.11   $    11.72
 at end of period   .........   $10.11   $    11.72   $    12.60
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................
Accumulation Units
 outstanding  ...............    59.11   184,581.48   832,976.24
Oppenheimer Global
 Securities Fund
Accumulation Unit Value at
 beginning of period   ......       --   $    10.00   $    10.55
 at end of period   .........       --   $    10.55   $     9.67
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................
Accumulation Units
 outstanding  ...............       --   202,907.57   657,073.46
Oppenheimer Strategic
 Bond Fund
Accumulation Unit Value at
 beginning of period   ......       --           --           --
 at end of period   .........       --           --           --
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................
Accumulation Units
 outstanding  ...............       --           --           --



                                                           1/1/95     10/1/95
                                                          through     through
                                 1993(3)*       1994*     9/30/95*    12/31/95       1996
                              -------------- ----------- ----------- ----------- -------------
Oppenheimer Multiple
 Strategies Fund
Accumulation Unit Value at
 beginning of period   ...... $      12.60   $   14.42   $   13.95   $   16.42     $   16.70
 at end of period   ......... $      14.42   $   13.95   $   16.42   $   16.70     $   19.03
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................                                                          13.94%
Accumulation Units
 outstanding  ............... 2,947,594.19   3,598,828   3,320,340   3,267,185     2,961,280
Oppenheimer Global
 Securities Fund
Accumulation Unit Value at
 beginning of period   ...... $       9.67   $   16.25   $   15.11   $   15.89     $   15.24
 at end of period   ......... $      16.25   $   15.11   $   15.89   $   15.24     $   17.68
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................                                                          15.95%
Accumulation Units
 outstanding  ............... 2,260,855.75   3,590,803   3,267,722   3,088,121     2,654,158
Oppenheimer Strategic
 Bond Fund
Accumulation Unit Value at
 beginning of period   ...... $      10.00   $   10.33   $    9.81   $   10.75     $   11.16
 at end of period   ......... $      10.33   $    9.81   $   10.75   $   11.16     $   12.34
Increase (decrease) in
 Accumulation Unit
 Value(4)  ..................                                                          10.56%
Accumulation Units
 outstanding  ...............   956,346.22   1,556,820   1,387,889   1,410,417     1,561,723


(1) Period from April 1, 1990 to December 31, 1990.

(2) For Oppenheimer Global Securities Fund only, period from March 1, 1991 (inception) to December 31, 1991.

(3) For Oppenheimer Strategic Bond Fund only, period from May 1, 1993 (inception) to December 31, 1993.

(4) The above figures are calculated by subtracting the beginning Accumulation Unit Value from the ending Accumulation Unit Value during a calendar year, and dividing the result by the beginning Accumulation Unit Value. These figures do not reflect the deferred sales charge or the annual contract fee. Inclusion of these charges would reduce the investment results shown.


* The condensed financial information was prepared by Confederation. Confederation issued and administered the Contracts funded by the Separate Account prior to the assumption reinsurance of the Contracts and the transfer of the Separate Account to Aetna on October 2, 1995. See "Facts About Aetna, The Separate Account and The Oppenheimer Variable Account Funds."

                             FINANCIAL STATEMENTS

The Financial Statements for Aetna and the Separate Account are in the Statement
                     of Additional Information.

                  FACTS ABOUT AETNA, THE SEPARATE ACCOUNT AND
                    THE OPPENHEIMER VARIABLE ACCOUNT FUNDS

The Company

Aetna Life Insurance and Annuity Company (the "Company") is the issuer of the Contract, and as such, it is responsible for providing the insurance and annuity benefits under the Contract. The Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts in all states of the United States. The Company's principal executive offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.


The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc.

Variable Annuity Account G

The Separate Account was originally established by Confederation pursuant to the laws of the State of Georgia on December 15, 1988. On August 12, 1994 Confederation was placed in rehabilitation by the Fulton County, Georgia Superior Court and ceased sales of new Contracts and acceptance of additional Purchase Payments under existing in-force Contracts. The rehabilitator of Confederation (the "Rehabilitator") sought proposals for the acquisition of Confederation's stock, assets or liabilities which would provide superior benefits to Confederation's estate, including Confederation's policyholders. On May 3, 1995 the Rehabilitator and Aetna entered into an Assumption Reinsurance Agreement pursuant to which Confederation would transfer to Aetna and Aetna would assume and accept from Confederation the liabilities arising under the Contracts and the assets funding the Contracts, including the Separate Account.


Pursuant to the Assumption Reinsurance Agreement, the Separate Account was transferred intact to Aetna on October 2, 1995 and re-established by us as Variable Annuity Account G of Aetna Life Insurance and Annuity Company pursuant to the laws of the State of Connecticut. The Separate Account is a unit investment trust registered with the SEC under the 1940 Act and it meets the definition of a "separate account" under Federal securities laws. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account.


Although Aetna holds title to the assets of the Separate Account, such assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. As a result, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account or any other separate account maintained by us. All obligations of Aetna arising under the Contracts are its general corporate obligations.


The Separate Account currently has eight Subaccounts: the Money Fund; the High Income Fund; the Bond Fund; the Capital Appreciation Fund; the Growth Fund; the Multiple Strategies Fund; the Global Securities Fund; and the Strategic Bond Fund.

The Oppenheimer Variable Account Funds and Investment Adviser

Currently, each Subaccount of the Separate Account invests exclusively in corresponding portfolios of the Oppenheimer Variable Account Funds (each portfolio a "Fund"). The Oppenheimer Variable Account Funds was first organized as a Massachusetts business trust in 1984. The Oppenheimer Variable Account Funds was registered with the SEC as a diversified, open-end management investment company under the 1940 Act. OppenheimerFunds, Inc. is the Investment Adviser ("Adviser") of the Oppenheimer Variable Account Funds. The Adviser is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Adviser and ultimately controlled by Massachusetts Mutual Life Insurance Company. Additional information on each Fund can be found in the Oppenheimer Variable Account Funds prospectus.


The investment objectives and policies of the eight Funds of the Oppenheimer Variable Account Funds are summarized below.

Oppenheimer Money Fund -- seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in this Fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.


Oppenheimer High Income Fund -- seeks a high level of current income from investment in high yield fixed-income securities, including unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

Oppenheimer Bond Fund -- primarily seeks a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Fund seeks capital growth when consistent with its primary objective.


Oppenheimer Capital Appreciation Fund -- seeks to achieve capital appreciation by investing in "growth-type" companies.

Oppenheimer Growth Fund -- seeks to achieve capital appreciation by investing in securities of well-known established companies.


Oppenheimer Multiple Strategies Fund -- seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.


Oppenheimer Global Securities Fund -- seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.


Oppenheimer Strategic Bond Fund -- seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.


There is no assurance that a Fund will achieve its investment objectives. You bear the full investment risk of an investment in a Fund. Additional information concerning each Fund, its potential risks and its fees and expenses can be found in the accompanying current prospectus for the Oppenheimer Variable Account Funds. Additional copies of the Oppenheimer Variable Account Funds Prospectus may be obtained from the Company's Home Office at the address and telephone number listed on the cover of this Prospectus. You should read the Oppenheimer Variable Account Funds Prospectus and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives.

     Resolving Material Conflicts

     Because the Oppenheimer Variable Account Funds offers shares to the separate accounts of other insurance companies and may offer shares to our other separate accounts, a material conflict may arise between the interests of the Separate Account and one or more other separate accounts investing in the Oppenheimer Variable Account Funds. The Board of Trustees of the Oppenheimer Variable Account Funds has agreed to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response. We will take all steps we believe are necessary to protect the Separate Account.

     Changes and Substitutions of Funds

     We reserve the right to add or eliminate a Fund and substitute shares held by a Subaccount for another portfolio of the Oppenheimer Variable Account Funds or for another registered open-end management investment company as permitted by the 1940 Act. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Subaccount will not be made until you have been notified of the change.

If deemed to be in the best interests of persons having voting rights under the Contracts and subject to any approvals that may be required under applicable law, the Separate Account may be: (1) operated as a management company under the 1940 Act, or any other form permitted by law; (2) deregistered under the 1940 Act in the event such registration is no longer required; (3) combined with one or more other separate accounts; or (4) changed in other respects.

                                 THE CONTRACT

The Contract described in this Prospectus is an individual deferred variable annuity which was established with an initial Purchase Payment and allows for additional Purchase Payments if you so choose.

Parties to the Contract

     Owner

     As the purchaser of the Contract, you may exercise all rights and privileges provided in the Contract, subject to any rights that you, as Owner, may convey to an irrevocable beneficiary. Joint ownership is not allowed.

     Annuitant

     The Annuitant is the person you designate to receive Income Payments and on whose life these payments are based. At the time you elect an Annuity Option, you may elect to name a joint Annuitant. See "Annuity Benefit -- Annuity Options."

     Beneficiary

     The Beneficiary is the person you designate to receive the death proceeds. See "Distributions Under the Contract -- Death Proceeds." If no Beneficiary is living at that time, the death proceeds are payable to your estate. If the Annuitant dies after the Annuity Date, the Beneficiary is the person who will receive any remaining guaranteed payments under an Annuity Option. If no Beneficiary is living at that time, the remaining guaranteed payments are payable to the estate of the Annuitant.

     Change of Annuitant or Beneficiary

     Prior to the Annuity Date, you may change the Annuitant or Beneficiary by submitting a written request to our Home Office. After the Annuity Date only a change of Beneficiary may be made. Any change will become effective on the date you sign the request. However, any change will be subject to any payment or other action taken by us before we record the change. If the Owner is not a natural person, under current Federal tax law, the Surrender Value must be distributed upon any change of the Annuitant or the death of the Annuitant. See "Federal Tax Matters."

Purchase Payments and Allocating Your Purchase Payments

No new Contracts are being issued. You may make additional Purchase Payments under the Contract prior to the date all your Accumulation Account has been annuitized. Additional Purchase Payments must be at least $100. There is no limit on the number of additional Purchase Payments you may make. Each additional Purchase Payment will be subject to our requirements at that time. We reserve the right to modify the requirements.


If imposed by the state or municipality in which you reside, State Taxes will be deducted from each Purchase Payment and the remaining amount is known as the Net Purchase Payment. See "Charges and Deductions -- State Taxes." Allocations to the funding options of additional Net Purchase Payments will be made based upon your allocation instructions in your application unless we receive a written notice with new instructions. See "The Contract -- Allocation Changes." Additional Net Purchase Payments will be credited to the Accumulation Account on the Valuation Date the Purchase Payment is received at our Home Office.


Under our bank draft investing program, additional Purchase Payments may also be made by monthly drafts against your financial institution checking account. To authorize these drafts, you must complete and return to us a special bank draft authorization form which may be obtained from our Home Office.


All Purchase Payments on Qualified Contracts must comply with applicable provisions of the Code and your retirement plan, if any. Additional Purchase Payments commingled in an individual retirement annuity with a rollover contribution from other retirement plans may result in unfavorable tax consequences. You should consult your tax advisor.

Value of the Accumulation Account and Unit Value

The total value of your Contract, known as the Value of the Accumulation Account, equals your value in all the Subaccounts plus your value in the Fixed Account. Generally, if the net asset value of a Fund increases or decreases, so does the value in the corresponding Subaccount. The Accumulation Account reflects the total of all increases and decreases in the Subaccounts in which you have an interest. Your value in any given Subaccount is determined by multiplying the Unit Value for the Subaccount by the number of Units you own.


If you allocate amounts to a Subaccount, Aetna will purchase shares of the corresponding Fund on behalf of the Subaccount and hold those shares in the Subaccount. We will credit your Accumulation Account with Units of the Subaccount. The number of Units will be determined by dividing the amount allocated to the Subaccount by the Unit Value of the Subaccount for the Valuation Period during which the amount was allocated.


The Unit Value in each Subaccount was initially set at $10. Thereafter, the Unit Value for each Subaccount at the end of any Valuation Period is calculated by multiplying the Unit Value at the end of the prior Valuation Period by the net investment factor of the Subaccount for the then current Valuation Period.


The net investment factor for each Subaccount for any Valuation Period is equal to (A / B) -- C,

where

A is the net result of:

  (1) the net asset value per share of the Fund shares held in the Subaccount, determined at the end of the current Valuation Period; plus


  (2) the per share amount of any dividend and capital gains distributions made by the Fund if the "ex-dividend" date occurs during the current
      Valuation Period; plus or minus


  (3) a charge or credit, if any, for taxes.

B is the net result of:

  (1) the net asset value per share of the Fund shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period; plus or minus


  (2) a charge or credit, if any, for taxes.

C represents a daily deduction of .0037% for the Mortality and Expense Risk Charge and the Administration Fee. The Mortality and Expense Risk Charge and the Administration Fee are equal to an annual rate of 1.35% of the daily asset value of the Subaccount. This percentage represents a 1.25% charge for the mortality and expense risk assumed, and a .10% charge for the Administration Fee. The daily deduction can result in a decrease of the Unit Value even if the Fund's net asset value per share increases. See "Charges and Deductions."


The net investment factor may be greater or less than one. Therefore, the Unit Value for a Subaccount may increase or decrease from one Valuation Period to the next Valuation Period.

Allocation Changes

You may change the allocation of additional Net Purchase Payments among the Subaccounts and the Fixed Account. There is no limit to the number of changes you may make to your allocations. Allocations must be in whole percentages of not less than 10%. The sum of the amounts which may be allocated to the Fixed Account over the life of the Contract is limited to $250,000. See "Appendix A -- The Fixed Account."

Transfers

Prior to the Annuity Date, you may make unlimited Transfers among the Subaccounts and into and out of the Fixed Account subject to certain rules. See "Appendix A -- The Fixed Account." There are presently no fees for Transfers nor are any taxes due. However, we reserve the right to charge a fee for Transfers in excess of 12 per Contract Year or to limit the number of Transfers to 12 per Contract Year.


Transfers may be made by written request. Transfers may also be made by telephone, providing telephone transfers have been specifically authorized. To make telephone Transfers, call 1-800-531-4547. Telephone Transfers into or out of the Fixed Account are not permitted. Transfer requests must be received at our Home Office prior to 4:00 pm Eastern Time in order to be processed on the same Valuation Date. We reserve the right to reject telephone or written requests submitted in bulk on behalf of ten or more Contracts and to otherwise limit, deny or terminate telephone transfers. See "Miscellaneous -- Telephone Transfers."


The minimum amount which may be transferred at any one time is the lesser of $500 or your interest in the Fixed Account or the Subaccount from which the Transfer is made. Under our Dollar Cost Averaging program, however, the minimum amount for Transfers is $50 per Subaccount. See "The Contract -- Dollar Cost Averaging." The sum of the amount which can be allocated to the Fixed Account over the life of the Contract is limited to $250,000. See "Appendix A -- The Fixed Account."

Dollar Cost Averaging

Our Dollar Cost Averaging program allows you to regularly transfer amounts from the Money Fund Subaccount to one or more other Subaccounts. This results in the purchase of more Units when the Unit Value is low and fewer Units when the Unit Value is high. Therefore, the purchase of Units under Dollar Cost Averaging in a rising or falling market will result in your average cost per Unit being less than the average price per Unit.


For example, assume that you request $60 per month be transferred from the Money Fund Subaccount to the Growth Fund Subaccount. The following table illustrates the effect of Dollar Cost Averaging over a four-month period.

           Transfer      Unit Value       Units
 Month      Amount       ("Price")       Purchased
--------   -----------   -------------   -----------
 1             $60            $2              30
 2              60             3              20
 3              60             4              15
 4              60             5              12


The average price per Unit for these purchases is the sum of the prices divided by the number of monthly Transfers ($14 [divided by] 4), which equals $3.50. The average cost per Unit that you would pay for these purchases is the total amount transferred divided by the total number of Units purchased ($240 [divided by]
77), which equals $3.12. The table is illustrative only and not representative of past or future results.


Under our Dollar Cost Averaging program we will automatically transfer an amount you specify from your value of the Money Fund Subaccount into other Subaccounts on a monthly basis. Each Transfer to a Subaccount must be at least $50.00. At the time you elect to participate in the Dollar Cost Averaging program, the value of your Money Fund Subaccount must be equal to at least 12 monthly Transfers. Transfers to the Fixed Account are not permitted under the Dollar Cost Averaging program.

After we process your request we will Transfer the amount from your value of the Money Fund Subaccount to the Subaccount or Subaccounts you select on the fifteenth day of each calendar month or if the fifteenth is not a Valuation Date, the next Valuation Date. There is no charge for this program. You may discontinue the monthly Transfers by sending a written request to us.


There is no guarantee that the Dollar Cost Averaging program will result in Contract values that equal or exceed any Payments made or any other advantage or benefit.

Questions

Owner inquiries about the Contract or any procedures should be addressed as follows:

Write to:      Aetna Life Insurance and Annuity Company
               Customer Service
               151 Farmington Avenue
               Hartford, Connecticut 06156

Call Customer Service: 1-800-531-4547 (for automated transfers or changes in the allocation of Account Values,
                       call 1-800-262-3862)

All communications must include the Contract number and the names of the Owner and the Annuitant.

                            CHARGES AND DEDUCTIONS

Surrender Charges

We do not deduct sales charges from Purchase Payments at the time of investment. However, a Surrender Charge, as described below, may be assessed against Withdrawals or a Surrender. The Surrender Charge covers certain expenses incurred relating to the sale of the Contract including commissions to registered representatives and promotional expenses.


Surrender Charges are based upon the number of years between the date Purchase Payments are deemed received and the date they are Withdrawn or Surrendered:


  (a) Purchase Payments made prior to October 2, 1995 (the day Aetna assumed the Contract) are deemed to have been received on the date of receipt of your initial Purchase Payment.


  (b) Purchase Payments received by us after October 2, 1995 are deemed received on the date we actually receive the Purchase Payment.


The Surrender Charge is a percentage of the amount of each Purchase Payment withdrawn or surrendered and equals:

 Years Since Purchase
Payment Deemed Received      Charge
-------------------------   --------
1                            6%
2                            6%
3                            5%
4                            4%
5                            3%
      Thereafter             0%

No Surrender Charge is imposed against:

  (a) That portion of a Surrender which does not exceed 10% of current Value of the Accumulation Account, providing that there has been no prior Withdrawal in the same Contract Year.


  (b) That portion of your first Withdrawal in a Contract Year which does not exceed 10% of the current Value of the Accumulation Account.


  (c) Any portion of the Accumulation Account which is applied under the Partial Annuity Benefit. See "Annuity Benefit -- Partial Annuity Benefit."


  (d) Withdrawals made under our Systematic Withdrawal Program. See "Distributions Under the Contract -- Systematic Withdrawal."


  (e) The Value of the Accumulation Account upon Annuitization.

  (f) Any amounts withdrawn or surrendered in excess of Purchase Payments.

  (g) Any distribution made as the result of the death of the Owner.

Purchase Payments will be deemed to be withdrawn or surrendered in the order in which they were deemed received. All Withdrawals and Surrenders will be deducted first from Purchase Payments and then from amounts in excess of Purchase Payments.

In the case of a Withdrawal, the Surrender Charge is deducted from the Accumulation Account as an additional withdrawal. In the event that your request for a Withdrawal specifies the Subaccounts and/or the Fixed Account from which the Withdrawal is to be made, the Surrender Charge will be deducted equally from such Subaccounts and/or the Fixed Account. Otherwise, the Surrender Charge will be deducted proportionally based on your value in each Subaccount. If you Surrender your Contract, the Surrender Charge is deducted from the total amount to be paid to you.

Mortality and Expense Risk Charge

Aetna deducts a Mortality and Expense Risk Charge from your value in each Subaccount equal to, on an annual basis, 1.25% of the daily asset value of which approximately .95% is attributable to mortality risks and approximately .30% is attributable to expense risk. The mortality risks assumed by the Company arise from its contractual obligations (i) to make annuity payments after the Annuity Date for the life of the Annuitant(s), and (ii) to provide the death benefit that may be higher than the value of the Accumulation Account. The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount recovered from the Administrative Fee. The Mortality and Expense Risk Charge may be used to cover distribution expenses of the Contracts because we do not believe the Surrender Charge will be sufficient. See "Charges and Deductions -- Surrender Charges." This charge is guaranteed by the Company and cannot be increased.

Administration Fee

A daily charge is deducted from your value in each Subaccount equal to, on an annual basis, .10% of the daily asset value. This fee is intended only to reimburse us for administrative expenses. We do not expect to recover an amount in excess of our accumulated expenses through the deduction of the Administration Fee. We reserve the right to change this fee in the future.

Annual Contract Fee

On each Contract anniversary on or before the Annuity Date we will deduct a $30.00 Annual Contract Fee for the previous Contract Year from your Accumulation Account. The fee is intended to partially reimburse us for costs of maintaining the Contracts, the Separate Account and the Fixed Account. If the Contract is surrendered or annuitized, we will deduct the Annual Contract Fee at the time of Surrender or Annuitization for the current Contract Year. The deduction will be made pro rata from your value in each Subaccount and the Fixed Account. The Annual Contract Fee is not expected to result in a profit to Aetna. We guarantee that this charge will not be increased.

State Taxes

State Taxes are taxes imposed by certain jurisdictions: (i) at the time Purchase Payments are received; (ii) from values applied to an Annuity Option; or (iii) from Withdrawals or Surrenders. We will deduct State Taxes when we determine the tax is due.


These taxes currently range from 0 to 3.5%. The amount of any such tax will depend on, among other things, your state of residence, and the status of Aetna and the insurance laws of that state. These taxes are subject to change and your tax advisor should be consulted for current information.

Other Taxes

We do not expect to incur any Federal or state income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is being made currently to the Separate Account for Federal or state income taxes which may be attributable to the Separate Account.


We will periodically review the need for a charge to the Separate Account for Federal or state income taxes. Such a charge may be made in future years for any Federal or state income taxes incurred by us with respect to the Separate Account or for the economic effect of any such taxes. In the event that we should incur Federal or state income taxes attributable to investment income or capital gains retained as part of the reserves under the Contract, the Accumulation Account of the Contract would be correspondingly adjusted for any provision or charge for such taxes.


Under present laws, we incur state and local taxes (in addition to the State Taxes described above), in several states. At present, we do not charge for these. Charges for such taxes may be made in the future.

Fund Expenses

The value of the assets in the Separate Account will reflect the value of the Funds as well as the fees and expenses of each Fund. A complete description of the expenses and deductions for each Fund is found in the accompanying Oppenheimer Variable Account Funds prospectus.

                       DISTRIBUTIONS UNDER THE CONTRACT

Withdrawals

Prior to the Annuity Date, you may request a Withdrawal from any portion or all of your Accumulation Account subject to any Surrender Charges or any required tax withholding or penalty. You may be subject to a penalty tax for an early withdrawal. See "Charges and Deductions -- Surrender Charges;" "Federal Tax Matters -- Other Tax Considerations -- Penalty Tax on Certain Distributions."

Withdrawals must be made by written request. Your Withdrawal request may specify the amount of the withdrawal or surrender to be deducted from each Subaccount or from the Fixed Account; otherwise we will withdraw the amount requested pro rata from your value in each Subaccount and the Fixed Account. The minimum amount which can be withdrawn is the lesser of $500 or your value in the Subaccounts specified or the Fixed Account. The maximum amount which may be withdrawn from the Fixed Account is limited. See "Appendix A -- The Fixed Account."


Except for New York residents, we reserve the right to consider any Withdrawal that would reduce the Value of the Accumulation Account to less than $2,000 to be a request for Surrender. In this event, the Surrender Value will be paid to you and the Contract will terminate. See "Distributions Under the Contract -- Surrender Value."

Systematic Withdrawal

To the extent permitted by your plan and the Code, under the Systematic Withdrawal program, you may make regularly scheduled Withdrawals from your Accumulation Account. See "Federal Tax Matters." To elect a Systematic Withdrawal, your value of your Accumulation Account must have been at least $12,000. You may not elect this program if you have taken a prior Withdrawal during the same Contract Year. The program allows you to prearrange the Withdrawal of a specified dollar amount of at least $100 per Withdrawal, on a monthly, quarterly or semi-annual payment basis. The maximum amount that may be withdrawn each Contract Year is 10% of the Value of the Accumulation Account as of the previous year end. Surrender Charges are not imposed on Withdrawals under this program. See "Charges and Deductions -- Surrender Charges." While you are receiving Systematic Withdrawals, you may not elect to make additional Purchase Payments under our bank draft investing program or to allocated amounts to the Subaccounts under our Dollar Cost Averaging program. See "The Contract -- Purchase Payments and Allocating Your Purchase Payments; -- Dollar Cost Averaging."


Systematic Withdrawals will begin on the first scheduled Withdrawal date selected by you following the date we process your request. You should receive Withdrawal payments by the fifteenth (15th) of the applicable month. Withdrawals will be deducted pro rata from your value in each Subaccount and the Fixed Account.


You may modify or discontinue your Systematic Withdrawal program at any time by sending a written request to us. We reserve the right to discontinue or modify the Systematic Withdrawal program by providing you with 30 days' prior written notice. Such discontinuation would not affect any Systematic Withdrawal program you currently have in effect. We also reserve the right to assess a processing fee for the program although we do not currently do so.


All parties to the Contract are cautioned that the rights of any person to implement the Systematic Withdrawal program under Qualified Contracts may be subject to the terms and conditions of the applicable provisions of the Code and of the retirement plan, if any, regardless of the terms and conditions of the Qualified Contract.

Surrender

Prior to the Annuity Date, you may Surrender the Contract for the Surrender Value subject to any Surrender Charges or required tax withholding or penalty. See "Charges and Deductions -- Surrender Charges" and "Federal Tax Matters -- Other Tax Considerations." You must submit a written request for Surrender and return the Contract to us. The Surrender Value will be based on the Unit Values at the end of the Valuation Period during which the Surrender request is received.


You may receive the Surrender Value as a lump sum payment or apply it under one of the Annuity Options. See "Annuity Benefit -- Annuity Options." No Surrender Charge will be imposed on any amount being surrendered which is applied under an Annuity Option. See "Charges and Deductions -- Surrender Charges."

     Surrender Value

     The Surrender Value of your Contract varies each day depending on the investment results of the Subaccounts you have selected. We cannot guarantee any minimum amount of Surrender Value except for any amount you have allocated to the Fixed Account.

The Surrender Value is equal to the value of your Accumulation Account minus Surrender Charges and State Taxes, if any, and the Annual Contract Fee for the current Contract Year. See "Charges and Deductions."

Death Proceeds

Death proceeds are paid to your Beneficiary in the event any amounts remain in your Accumulation Account at the time of your death because you have not applied all your Accumulation Account to one or more Annuity Options.


If you die prior to age 85, the death proceeds are equal to the greatest of: (i) the sum of your Purchase Payments less prior Withdrawals, applicable Surrender Charges on prior Withdrawals, and values applied to the Partial Annuity Benefit;
(ii) the Value of the Accumulation Account; or (iii) the last established adjusted death benefit described below, plus Purchase Payments, and less Withdrawals, applicable Surrender Charges on Withdrawals and values applied to the Partial Annuity Benefit occurring since the last adjusted death benefit was established. The adjusted death benefit will be established every five years starting with the fifth Contract anniversary and will equal the Value of the Accumulation Account on that Contract anniversary.

If you die on or after age 85, the death proceeds are equal to the Value of the Accumulation Account.

If you commit suicide within two years from the date of issue and prior to the Annuity Date, the death proceeds are equal to the Value of the Accumulation Account.


The death proceeds are calculated on the earlier of: (i) the date we receive proof of death and the Beneficiary makes an election as to an Annuity Option or a lump sum payment; or (ii) 60 days after our receipt of proof of death. See "Distributions Under the Contract -- Payment."


The Beneficiary may elect to receive the death proceeds under any Annuity Option or as a lump sum payment. See "Annuity Benefit -- Annuity Options." If the Beneficiary does not elect an Annuity Option or a lump sum payment within 60 days after we have received proof of death, proceeds will be paid in a series of Income Payments, for as long as the Beneficiary is living, with payments guaranteed for ten years. However, if the life expectancy of the Beneficiary as of the date of your death is less than ten years, the death proceeds will be paid in a series of Income Payments for as long as the Beneficiary is living, with payments guaranteed for five years.


If the Contract is a Non-Qualified Contract and your spouse is the Beneficiary, your spouse can elect to receive either the death proceeds or assume Contract ownership and continue the Contract as if you had not died. See "Federal Tax Matters."

Payment

Payment of any Withdrawal, Surrender, or lump sum death proceeds from the Separate Account will usually occur within seven days from the date we receive a request in good order. We may be permitted to defer such payment if: (i) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; (ii) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (iii) the SEC permits a delay for protection of Owners.


We may defer payment of any Withdrawal or Surrender from the Fixed Account for up to six months from the date we receive your written request.


Because you assume the investment risk with respect to amounts allocated to the Separate Account and because certain Surrenders are subject to the Surrender Charge, the total amount paid upon Surrender of the Contract may be more or less than the total Purchase Payments made.

                                ANNUITY BENEFIT

Annuitization

Annuitization allows you to apply some or all of your Accumulation Account to an Annuity Option that will provide a series of fixed Income Payments. The date an Annuity Option becomes effective is the Annuity Date for that option. If you elect a partial annuity you will have more than one Annuity Date.

Partial Annuity Benefit

After the first Contract Year you may withdraw a portion of your Accumulation Account, free of Surrender Charge, to purchase a single premium immediate annuity issued by us or one of our affiliates. The value is withdrawn as of the Annuity Date. The remaining portion of your Accumulation Account continues to accumulate in the Fixed Account and the Subaccounts you have selected. The Partial Annuity Benefit cannot be elected by residents of New York.


The Partial Annuity Benefit must be elected in writing and the minimum amount which may be annuitized is $10,000. You may not elect the Partial Annuity Benefit if it will reduce the value of your Accumulation Account to less than $2,000, or if the annual Income Payment would be less than $100. Unless you specify otherwise, we will withdraw the annuitized amount pro rata from your Accumulation Account Value in each Subaccount and the Fixed Account. The maximum amount that may be withdrawn from the Fixed Account each calendar year to apply to a Partial Annuity Benefit is limited. See "Appendix A -- The Fixed Account."

Annuity Date

Unless elected otherwise, the Annuity Date for any amounts not previously annuitized will be the later of the 10th Contract anniversary or the Contract anniversary nearest the 65th birthday of the Annuitant. All amounts must be annuitized by the Contract anniversary nearest the 85th birthday of the Annuitant.


You may change the Annuity Date by written request at least 30 days before both the previously selected Annuity Date and the new Annuity Date. Without our approval, the new Annuity Date cannot be earlier than the tenth Contract anniversary if the Annuitant's age is 75 years or less on the Contract Date or later than the Contract anniversary nearest the Annuitant's 85th birthday. In addition, for Qualified Contracts, certain provisions of your retirement plan and/or the Code may further restrict your choice of an Annuity Date. See "Federal Tax Matters."

Annuity Options

The Annuity Value will be paid in the form of a fixed annuity according to the Annuity Option you choose. Federal income tax laws may restrict the availability of certain Annuity Options for certain Qualified Contracts. See "Federal Tax Matters." Upon commencement of Income Payments you are not permitted to change your Annuity Option.


In the event that you have not chosen an Annuity Option, we will make Income Payments to the Annuitant during the lifetime of the Annuitant with payments guaranteed for ten years.


Option 1. Annuity Certain -- We will make equal payments to the Annuitant for a guaranteed term which cannot be less than five years nor more than 30 years. If the Annuitant dies before the end of the guaranteed term, payments will continue to be made to the Beneficiary for the duration of the guaranteed term.


Option 2. Life Only or Life with Term Certain -- We will make equal payments to the Annuitant during the lifetime of the Annuitant. An election may be made to guarantee payments for a term of 10 or 20 years. If the Annuitant dies before the end of any guaranteed term, payments will continue to the Beneficiary for the duration of that term. If no guaranteed term is selected, payments will be made only while the Annuitant is living. Therefore, it is possible that only one payment will be made if the Annuitant dies before the second payment.


Option 3. Joint and Survivor Annuity -- We will make payments to the Annuitant or joint Annuitant while either of them is living. A joint Annuitant must be named at the time this option is chosen. The age and sex of both the Annuitant and joint Annuitant will be used to determine payments. If one Annuitant dies, payments will continue to the surviving Annuitant. Payments will cease upon the death of the Annuitant last to die. Therefore, it is possible that only one payment will be made if both Annuitants die before the second payment.


In addition to these options, you may choose any other Annuity Option agreed upon by us.

Income Payments

Income Payments will be based upon the Annuity Option selected, the age and sex of an Annuitant when payments begin, the frequency of payments and any scheduled changes in the amount of Income Payments.


At the time an Annuity Option becomes effective, we will require proof of the age and sex of the Annuitant and any joint Annuitant. The age used to calculate payments under an Annuity Option will be the Annuitant's age as of the Annuitant's nearest birthday on the Annuity Date. From time to time, we may require proof that the Annuitant or Beneficiary is living when payment is contingent upon the survival of such person.


At the time the Annuity Option commences, payments will be calculated on a fixed basis using the greater of: (i) the rates guaranteed in the Contract; or (ii) more favorable rates which we then offer to this class of Contracts.


You may elect payments to be made to the Annuitant on an annual, semi- annual, quarterly or monthly basis, provided each payment is at least $100. If the value of your Accumulation Account is less than $2,000 or your payment on an annual basis is less than $100, we will pay the Annuity Value as a single sum. Such payment will be in full settlement and will terminate this Contract.

                              FEDERAL TAX MATTERS

Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. This summary does not address all of the tax consequences of ownership of a Contract or of distributions under a Contract. You should consult your tax advisor in order to understand the tax consequences of any transaction. This summary is based upon our understanding of the existing federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the existing federal income tax laws or of their current interpretation by the Internal Revenue Service. Additionally, no attempt has been made to consider any applicable state or other laws.


This summary assumes that Qualified Contracts are used to provide benefits to individual participants under certain retirement plans which qualify for special federal income tax treatment under sections 219, 401, 403 or 408 of the Code. The ultimate effects of federal income taxes on the Value of the Accumulation Account, on Income Payments, and on the economic benefits provided to you, the Annuitant, or the Beneficiary under the Contract depend on the type of retirement plan under which a Contract is purchased, on the tax and employment status of the individual concerned, and on our tax status.

Aetna's Tax Status

Aetna is taxed as a life insurance company under Part 1 of Subchapter L of the Code. Because the Separate Account is not a separate entity, and its operations form a part of Aetna's business, the Separate Account will not be taxed separately.

Investment income and net capital gains realized on the sale or exchange of the assets of the Separate Account will be reinvested and taken into account in determining the Unit Value. Under existing federal income tax laws, the investment income and net capital gains of the Separate Account will not be taxed to the extent that these items are retained as part of the reserves under the Contract. However, if Aetna incurs any federal income taxes attributable to the Separate Account, we reserve the right to make a charge to the Separate Account for the payment of such taxes.

Taxation of Annuity Contracts in General

     Increases in the Accumulation Account

     Section 72 of the Code governs the taxation of annuity contracts. An Owner who is a natural person generally is not taxed on increases in the Accumulation Account until some form of distribution occurs. The assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Account, or the application of a portion of your Accumulation Account to the Partial Annuity Benefit, generally will be treated as a distribution to you. The taxable portion of such a distribution is taxed as ordinary income.

If an Owner is not a natural person, then the Owner generally must include in gross income any increase in the excess of the value of the Contract over the Owner's "investment in the Contract" during the taxable year. Certain exceptions to this rule may apply and should be discussed with your tax advisor.

     Distributions Received Prior to the Annuity Date

     Amounts received before the Annuity Date pursuant to a Withdrawal or Surrender under a Non-Qualified Contract generally are treated as taxable income to the extent that the value of the Contract immediately before the Withdrawal exceeds the "investment in the Contract" at that time. Any additional amount withdrawn is not taxable. In the case of a Withdrawal or Surrender under a Qualified Contract a portion of the amount received is taxable based on the ratio of the "investment in the Contract" to the individual's balance in the retirement plan, which is generally the value of the Contract.

The "investment in the Contract" generally equals the total amount of any Purchase Payments made by or on behalf of an individual under a Contract that were not excluded from the gross income of the individual. For Qualified Contracts, the "investment in the Contract" will often be zero.

     Income Payments

     In general, there is no tax on that portion of each Income Payment which represents the same ratio that the "investment in the Contract" bears to the total expected value of the Income Payments for the term of the payments. After the "investment in the Contract" is recovered, the full amount of additional Income Payments, if any, is taxable.

     Death Proceeds

     Death proceeds which are distributed in a lump sum are taxed in the same manner as the proceeds of a Surrender of the Contract. Death proceeds distributed under an annuity option are taxed in the same manner as Income Payments.

In order for a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code generally requires the Contract to provide that (a) if the Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the death of the Owner; and (b) if the Owner dies prior to the Annuity Date, the death proceeds must be distributed within five years after the date of the death of the Owner. These rules do not apply, however, where the surviving spouse of the Owner is the designated beneficiary under the Contract, and thus is treated under section 72(s) of the Code as a successor Owner of the Contract. The Non-Qualified Contracts are intended to comply with the requirements of section 72(s), and will be modified if necessary to ensure compliance with any future interpretations of section 72(s).

Qualified Contracts

The Qualified Contract is designed for use with several types of retirement plans. Special favorable tax treatment is available for Qualified Contracts, although the tax rules applicable to such Contracts vary according to the type of plan and the terms and conditions of the plan. Adverse tax consequences may result from: (i) contributions to Qualified Contracts in excess of specified limits; (ii) distributions from Qualified Contracts prior to age 59 1/2 (subject to certain exceptions); (iii) failure to make distributions from Qualified Contracts that conform to specified minimum distribution rules; (iv) the receipt of aggregate distributions from Qualified Contracts in excess of a specified annual amount; and (v) other circumstances.


Aetna makes no attempt to provide more than general information about plans which qualify for special federal income tax treatment under the Code. Owners and participants under retirement plans, as well as Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the retirement plans themselves, regardless of the terms and conditions of the Qualified Contract issued in connection with such plans. Purchasers of Qualified Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of a Qualified Contract for their retirement plan.

    (a) Section 403(b) Plans. Under section 403(b) of the Code, payments made by public school systems and certain tax- exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.


    (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an Individual Retirement Annuity or "IRA". Individual Retirement Annuities are subject to complex limitations on the amounts which may be contributed and deducted and on the times when distributions may commence. In addition, distributions from certain other types of retirement plans may be rolled over into an Individual Retirement Annuity on a tax-deferred basis.


       (c) Corporate Pension and Profit-Sharing Plans and H.R 10 Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees which qualify for special federal income tax treatment. These retirement plans may permit the purchase of the Qualified Contracts to provide benefits under the plans.

Other Tax Considerations

     Penalty Tax on Certain Distributions

     In the case of any taxable distribution from a Non-Qualified Contract, there may be a penalty tax equal to 10% of the taxable amount of the distribution. In general, however, this penalty tax does not apply to distributions: (1) made on or after the date on which the Owner attains age
59 1/2; (2) made as a result of death or disability of the Owner; or (3) received in substantially equal periodic payments as a life annuity. Other tax penalties may apply to certain distributions under a Qualified Contract.

     Transfers of Ownership or Benefits

     A transfer of ownership of a Contract, or the designation of an Annuitant or other Beneficiary who is not also the Owner may result in tax consequences to the Owner, Annuitant, or Beneficiary that are not discussed herein. Owners contemplating such a transfer or assignment should contact their tax advisors with respect to the potential tax effects of such transactions.

     Multiple Contracts

     Non-Qualified Contracts that are issued by Aetna (or one of our affiliates) to the same Owner during any calendar year may be treated as one annuity contract for purposes of determining the amount includible in gross income. Any person considering the purchase of more than one annuity contract should consult their tax advisor.

     Section 1035

     Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of an annuity contract for another. Special rules and procedures apply to exchanges subject to section 1035. You should consult your tax advisor as to how to proceed if you intend to take advantage of the tax benefits provided for exchanges under section 1035.

     Investor Control

     It is possible that regulations or other administrative guidance will be issued concerning the extent to which owners may direct their investments to particular divisions of a separate account without being treated for tax purposes as the owners of the assets in such divisions. Aetna reserves the right to modify the Contracts, as necessary, to prevent the Owner from being treated as owning the assets in the Subaccounts.

     Income Tax Withholding

     Distributions are generally subject to withholding for the federal income tax liability of the recipient at rates which vary according to the type of distribution and the tax status of the recipient. However, for distributions which are not "eligible rollover distributions" under Qualified Contracts, the recipient may elect not to have withholding apply. "Eligible rollover distributions" under Qualified Contracts are subject to withholding unless they are transferred directly to an eligible individual retirement account, qualified retirement plan, or section 403(b) plan.

                         DISTRIBUTION OF THE CONTRACT

Aetna Life Insurance and Annuity Company is the principal underwriter of the Contracts. Third party broker-dealers may also serve as distributors. Aetna is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. Although Aetna does not intend to offer or sell any new Contracts, additional Purchase Payments will continue to be accepted under existing in-force Contracts. Aetna may enter into contracts with various broker/dealers to assist in accepting additional Purchase Payments. The compensation paid by Aetna for this service is not anticipated to be greater than 6.5% of Purchase Payments made.

                                 MISCELLANEOUS

Voting Rights

As previously stated, all of the assets of the Separate Account are shares of a corresponding portfolio of the Oppenheimer Variable Account Funds held in the Subaccounts of the Separate Account. Based on our view of present applicable law, we will vote the Fund shares held in the Separate Account at meetings of shareholders in accordance with instructions received from Owners having an interest in the Subaccount. However, if the 1940 Act or any related regulations should be amended, or if present interpretations change, and we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.


You hold a voting interest in each Fund in which you have value in the corresponding Subaccount. The number of Fund shares which are attributable to you is determined by dividing your value in a particular Subaccount by the net asset value of one Fund share. The number of votes which you have a right to cast will be determined as of the record date established by each Fund.


We will solicit voting instructions by mail prior to the shareholder meetings. Each person having a voting interest in a Subaccount will be sent proxy material, reports and other materials relating to the appropriate Funds. If we do not receive your instructions prior to the meeting, your shares as well as any shares not attributable to Owners will be voted in the same proportion as the instructions received from all Owners providing timely instructions.

Changes in the Contract

Generally, we may not change or amend the Contract without the consent of the Owner, except as expressly provided in the Contract. However, we may change or amend the Contract to ensure that the Contract complies with any state law, federal law or the Code.

Incontestability

The Contract is incontestable.

Nonparticipating

The Contract is nonparticipating. No dividends are payable and the Contract will not share in the profits or surplus earnings of Aetna.

Assignment

During the lifetime of the Annuitant, the Owner of any Non-Qualified Contract may assign the Contract. An assignment is a transfer of all or some of the Contract rights and privileges to another person. A change of Owner is an absolute assignment.


Generally, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation unless permitted by your qualified retirement plan or by laws relevant to your Qualified Contract.


No assignment of a Contract will be binding on us unless made in writing and sent to us at our Home Office. The Company will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If the Company fails to follow its procedures, it would be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the Owner and the interest of the Annuitant and any Beneficiary will be subject to the rights of any assignee of record.

Annual Contract Report

Prior to the Annuity Date we will mail you quarterly reports showing:

  (1) the Value of any amounts held in,

      (a) the Fixed Account; and

      (b) the Subaccounts under the Separate Account;

  (2) the number of any Subaccount Units; and

  (3) the Subaccounts Unit Value.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, the benefits payable under the Contract will be adjusted to those that the Accumulation Value would have purchased based on the correct age and sex. Any overpayments or underpayments we make as a result of such misstatement will be respectively charged against or credited to the Income Payments to be made so as to adjust for any overpayment or underpayment. Sex is not a factor when annuity payments are based on unisex annuity payment rate tables.

Telephone Transfers

You automatically have the right to make transfers among the Subaccounts and the Fixed Account by telephone. Aetna has enacted reasonable procedures to prevent abuses of transactions by telephone. The procedures include requiring the use of a personal identification number (PIN) in order to execute transactions and to ensure authenticity, the Company records all calls on the 800 line. You are responsible for safeguarding your PIN, and for keeping your Accumulation Account information confidential. If Aetna fails to follow these procedures it would be liable for any losses to you resulting from the failure.

Legal Proceedings

We and our Board of Directors know of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

Legal Matters

The validity of the securities offered by this Prospectus has been passed upon by Counsel to the Company.

                                CONTENTS OF THE

                      STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that statement.


General Information and History
Variable Annuity Account G

Offering and Purchase

Independent Auditors

Financial Statements of CLIAC Separate Account A

Financial Statements of Variable Annuity Account G

Financial Statements of Aetna Life Insurance and Annuity Company

                                   APPENDIX A
                               THE FIXED ACCOUNT

Net Purchase Payments and Transfers allocated to the Fixed Account become part of our General Account. As a result of exemptive and exclusionary provisions of the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the Fixed Account an Investment Company under the 1940 Act. Accordingly, neither the Fixed Account nor any interest in the Fixed Account will generally be subject to either the 1933 Act or the 1940 Act. Disclosure regarding the General Account and the Fixed Account Option, however, may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of the statements. The SEC has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.


The Fixed Account option guarantees an interest rate for one year from the date amounts are allocated or transferred to the Fixed Account. At the end of each year, the current rate will be guaranteed for the next one year period. The guaranteed rate will never be less than 4.5% annually.


The guaranteed one year rate will be based upon Aetna's investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. We assume the risk of investment gains or losses by guaranteeing the one year rate, while you bear the risk that the guaranteed one year rate may not exceed 4.5%.


Some states require that any balance you maintain in the Fixed Account be at least $2,000.

Transfers, Withdrawals or Surrenders

You may make Withdrawals or Surrenders from the Fixed Account subject to Surrender Charges or any required tax withholding or penalty. See "Charges and Deductions -- Surrender Charges;" "Federal Tax Matters." You may also make transfers into or out of the Fixed Account.


The minimum amount which you may Withdraw or Transfer from the Fixed Account is the lesser of $500 or your value in the Fixed Account. The maximum amount which you may Withdraw, Transfer or apply to the Partial Annuity Benefit each calendar year is limited to 25% of your value of the Fixed Account. If any request for a Withdrawal, Transfer, or exercise of the Partial Annuity Benefit would reduce your value in the Fixed Account to less than $2,000, you have the right to increase your request to include the balance. We may defer payment of any Withdrawal or Surrender from the Fixed Account for up to six months from the date we receive your written request.


There is no limit on the number of Transfers into the Fixed Account. However, the sum of the amounts which can be allocated to and transferred into the Fixed Account over the life of the Contract is limited to $250,000. We reserve the right to change this limit.




                                   Appendix-1

                           VARIABLE ANNUITY ACCOUNT G
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

             Statement of Additional Information dated May 1, 1997

           Individual Variable Annuity Contracts originally issued by
                Confederation Life Insurance and Annuity Company

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account G (the "Separate Account") dated May 1, 1997.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:

                    Aetna Life Insurance and Annuity Company
                                Customer Service
                             151 Farmington Avenue
                          Hartford, Connecticut 06156
                                 1-800-531-4547

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

                               TABLE OF CONTENTS

                                                                           Page

General Information and History ........................................      1
Variable Annuity Account G .............................................      1
Offering and Purchase ..................................................      2
Independent Auditors ...................................................      2
Financial Statements of CLIAC Separate Account A .......................    A-1
Financial Statements of Variable Annuity Account G .....................    S-1
Financial Statements of Aetna Life Insurance and Annuity Company .......    F-1

                        GENERAL INFORMATION AND HISTORY

Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company which was organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). As of December 31, 1996, the Company had $30.1 billion invested through its products, including $15.0 billion in its separate accounts (of which the Company oversees the management of $10.5 billion) and $1.1 billion in its mutual funds offered outside of its separate accounts. As of December 31, 1995, it ranked among the top 2% of all U.S. life insurance companies based on assets. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc. The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company's Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

In addition to serving as the principal underwriter and the depositor for the Separate Account, the Company is also a registered investment adviser under the Investment Advisers Act of 1940, and a registered broker-dealer under the Securities Exchange Act of 1934.

Other than the mortality and expense risk charges and the administration fee described in the prospectus, all expenses incurred in the operation of the Separate Account are borne by the Company. See "Charges and Deductions" in the prospectus.

The assets of the Separate Account are held by the Company. The Separate Account has no custodian. However, the Funds in whose shares the assets of the Separate Account are invested have a custodian, as discussed in their prospectus.

                           VARIABLE ANNUITY ACCOUNT G

Variable Annuity Account G (the "Separate Account") is a separate account originally established by Confederation Life Insurance and Annuity Company as CLIAC Separate Account A under the laws of the state of Georgia and was re-established by the Company pursuant to the laws of the state of Connecticut in connection with the intact transfer of CLIAC Separate Account A. The
Separate Account funds the Contract. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account will be invested in shares of the Funds described in the prospectus. Purchase Payments made under the Contract may be allocated to one or more of the variable investment options listed below. The Company may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the Contract. The availability of the Funds is subject to applicable regulatory authorization.

The Funds currently available under the Contract are as follows:

  Oppenheimer Bond Fund                   Oppenheimer High Income Fund
  Oppenheimer Capital Appreciation Fund   Oppenheimer Money Fund
  Oppenheimer Global Securities Fund      Oppenheimer Multiple Strategies Fund
  Oppenheimer Growth Fund                 Oppenheimer Strategic Bond Fund

Complete descriptions of each of the Funds, including their investment objectives, policies, risks and fees and expenses, are contained in the prospectus and statement of additional information for the Funds.

                             OFFERING AND PURCHASE

The Company is both the Depositor and the principal underwriter for the securities sold by the prospectus. Although the Company no longer offers the individual deferred variable annuity contracts, existing holders of in-force contracts may make additional deposits.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103, are the independent auditors for the Company, Separate Account G and Separate Account A. The services provided to the Separate Account include primarily the examination of the Separate Accounts' financial statements and the review of filings made with the SEC.

                            CLIAC SEPARATE ACCOUNT A

                               Table of Contents

                               September 30, 1995


                                                                        Page

Independent Auditors' Report                                             A-2


Audited Financial Statements:

     Statement of Assets and Liabilities                                 A-3

     Statement of Operations for the period from
        January 1, 1995 to September 30, 1995                            A-5

     Statement of Changes in Net Assets for the
        period from January 1, 1995 to
        September 30, 1995                                               A-6


Notes to Financial Statements                                            A-7

Independent Auditors' Report


The Board of Directors
Aetna Life Insurance and Annuity Company:


We have audited the accompanying statement of assets and liabilities of CLIAC Separate Account A as of September 30, 1995, and the related statements of operations and changes in net assets for the period from January 1, 1995 to September 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in note 1 to the financial statements, the Company's ultimate parent was put into rehabilitation on August 12, 1994. As discussed in note 8 to the financial statements, the Company entered into an Assumption Reinsurance Agreement on May 3, 1995 and this agreement was closed on October 2, 1995.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CLIAC Separate Account A at September 30, 1995, the results of its operations and the changes in its net assets for the period from January 1, 1995 to September 30, 1995 in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


Hartford, Connecticut
April 26, 1996

                            CLIAC SEPARATE ACCOUNT A

                      Statement of Assets and Liabilities

                               September 30, 1995


                                                                                              Capital        Global
                                                                Money                      Appreciation    Securities
                                                                Fund          Bond Fund        Fund           Fund
                                               Combined      Subaccount      Subaccount     Subaccount     Subaccount
                                               --------      ----------      ----------     ----------     ----------

Investments at net asset value:
    Oppenheimer Money Fund -
      18,082,764 shares at $1 per share
      (cost $18,082,764)                     $18,082,764      18,082,764             -             -                -
    Oppenheimer Bond Fund -
      1,585,939 shares at $11.56 per
      share (cost $17,985,508)                18,333,451              -      18,333,451            -                -
    Oppenheimer Capital Appreciation
      Fund - 1,678,069 shares at $32.74
      per share (cost $44,443,415)            54,939,919              -              -     54,939,919               -
    Oppenheimer Global Securities
      Fund - 3,332,017 shares at $15.58
      per share (cost $53,123,666)            51,912,880              -              -             -        51,912,880
    Oppenheimer Growth Fund -
      1,973,706 shares at $22.60 per
      share (cost $36,596,218)                44,605,745              -              -             -                -
    Oppenheimer High Income Fund -
      3,596,865 shares at $10.47 per share
      (cost $37,310,886)                      37,659,189              -              -             -                -
    Oppenheimer Multiple Strategies
      Fund - 3,785,174 shares at $14.40
      per share (cost $51,797,075)            54,506,479              -              -             -                -
    Oppenheimer Strategic Bond Fund -
      3,108,154 shares at $4.80 per
      share (cost $14,875,490)                14,919,140              -              -             -                -
                                           -------------    ------------   ------------   -----------     ------------

          Total investments
             (cost $274,215,022)            $294,959,567      18,082,764     18,333,451    54,939,919       51,912,880
                                           -------------    ------------   ------------   -----------     ------------

                                                                     (Continued)

See Notes to Financial Statements.



                                                                  High          Multiple
                                                  Growth         Income        Strategies       Strategic
                                                   Fund           Fund            Fund          Bond Fund
                                                Subaccount     Subaccount      Subaccount      Subaccount
                                                ----------     ----------      ----------      ----------

Investments at net asset value:
    Oppenheimer Money Fund -
      18,082,764 shares at $1 per share
      (cost $18,082,764)                                -               -              -              -
    Oppenheimer Bond Fund -
      1,585,939 shares at $11.56 per
      share (cost $17,985,508)                          -               -              -              -
    Oppenheimer Capital Appreciation
      Fund - 1,678,069 shares at $32.74
      per share (cost $44,443,415)                      -               -              -              -
    Oppenheimer Global Securities
      Fund - 3,332,017 shares at $15.58
      per share (cost $53,123,666)                      -               -              -              -
    Oppenheimer Growth Fund -
      1,973,706 shares at $22.60 per
      share (cost $36,596,218)                  44,605,745              -              -              -
    Oppenheimer High Income Fund -
      3,596,865 shares at $10.47 per share
      (cost $37,310,886)                                -       37,659,189             -              -
    Oppenheimer Multiple Strategies
      Fund - 3,785,174 shares at $14.40
      per share (cost $51,797,075)                      -               -      54,506,479             -
    Oppenheimer Strategic Bond Fund -
      3,108,154 shares at $4.80 per
      share (cost $14,875,490)                          -               -              -      14,919,140
                                              ------------    ------------   ------------    -----------

          Total investments
             (cost $274,215,022)                44,605,745      37,659,189     54,506,479     14,919,140
                                              ------------    ------------   ------------    -----------

                            CLIAC SEPARATE ACCOUNT A

                               September 30, 1995




                                                                                              Capital        Global
                                                                Money                      Appreciation    Securities
                                                                Fund          Bond Fund        Fund           Fund
                                               Combined      Subaccount      Subaccount     Subaccount     Subaccount
                                               --------      ----------      ----------     ----------     ----------

           Total investments (carried
           forward)
           (cost $274,215,022)              $294,959,567      18,082,764     18,333,451     54,939,919      51,912,880

Other assets:
    Dividends receivable                          37,711          37,711             -              -               -

    Contract holders' funds receivable
      from Oppenheimer                           325,632          14,971          8,006         41,420          53,124
                                           -------------    ------------   ------------   ------------    ------------

          Total assets                      $295,322,910      18,135,446     18,341,457     54,981,339      51,966,004
                                           =============    ============   ============   ============    ============

Liabilities:
    Distributions payable to sponsor
      (note 7)                                   325,632          14,971          2,037         47,388          53,719
                                           -------------    ------------   ------------   ------------    ------------

          Total liabilities                      325,632          14,971          2,037         47,388          53,719
                                           -------------    ------------   ------------   ------------    ------------

          Net assets (note 4)               $294,997,278      18,120,475     18,339,420     54,933,951      51,912,285
                                           =============    ============   ============   ============    ============

Total units                                                    1,526,060      1,313,477      2,183,166       3,267,722
Unit value                                                         11.87          13.96          25.16           15.89

          Net assets held for the benefit
             of contract holders            $294,997,278      18,120,475     18,339,420     54,933,951      51,912,285
                                           =============    ============   ============   ============    ============



                                                                 High          Multiple
                                                 Growth         Income        Strategies       Strategic
                                                  Fund           Fund            Fund          Bond Fund
                                               Subaccount     Subaccount      Subaccount      Subaccount
                                               ----------     ----------      ----------      ----------

           Total investments (carried
           forward)
           (cost $274,215,022)                 44,605,745      37,659,189     54,506,479     14,919,140

Other assets:
    Dividends receivable                               -               -              -              -

    Contract holders' funds receivable
      from Oppenheimer                             44,887         125,868         36,076          1,280
                                             ------------    ------------   ------------    -----------

          Total assets                         44,650,632      37,785,057     54,542,555     14,920,420
                                             ============    ============   ============    ===========

Liabilities:
    Distributions payable to sponsor
      (note 7)                                     44,887         125,868         36,076            686
                                             ------------    ------------   ------------    -----------

          Total liabilities                        44,887         125,868         36,076            686
                                             ------------    ------------   ------------    -----------

          Net assets (note 4)                  44,605,745      37,659,189     54,506,479     14,919,734
                                             ============    ============   ============    ===========

Total units                                     2,299,776       2,018,023      3,320,340      1,387,889
Unit value                                          19.40           18.66          16.42          10.75

          Net assets held for the benefit
             of contract holders               44,605,745      37,659,189     54,506,479     14,919,734
                                             ============    ============   ============    ===========


See Notes to Financial Statements.

                            CLIAC SEPARATE ACCOUNT A

                            Statement of Operations

               Period from January 1, 1995 to September 30, 1995


                                                                                            Capital        Global
                                                               Money                     Appreciation    Securities
                                                               Fund         Bond Fund        Fund           Fund
                                               Combined     Subaccount     Subaccount     Subaccount     Subaccount
                                               --------      ----------      ----------     ----------     ----------

Net investment income:
    Dividends                                $11,356,476     1,024,766        882,634        249,563       1,319,558
    Mortality, expense and administrative
      charges to Sponsor (note 2)              2,895,609       248,354        191,620        482,272         519,381
                                           -------------    ----------   ------------   ------------    ------------

          Net investment income (loss)         8,460,867       776,412        691,014       (232,709)        800,177
                                            ------------    -----------   ----------     -----------    -----------

Net realized and unrealized gain (loss)
   on investments:
      Net realized gain (loss) on
          investments                         (3,476,826)           -        (379,456)    (1,735,749)     (1,998,600)
      Net unrealized appreciation
          on investments                      36,076,753            -       1,692,417     13,015,588       3,603,421
                                           -------------    ----------   ------------   ------------    ------------

          Net realized and unrealized
               gain on investments            32,599,927            -       1,312,961     11,279,839       1,604,821
                                           -------------    ----------   ------------   ------------    ------------

Net increase in net assets resulting
    from operations                          $41,060,794       776,412      2,003,975     11,047,130       2,404,998
                                           =============    ==========   ============   ============    ============



                                                                High         Multiple
                                                Growth         Income       Strategies        Strategic
                                                 Fund           Fund           Fund           Bond Fund
                                              Subaccount     Subaccount     Subaccount       Subaccount
                                                ----------     ----------      ----------      ----------

Net investment income:
    Dividends                                    891,081      2,756,733       3,352,181        879,960
    Mortality, expense and administrative
      charges to Sponsor (note 2)                387,117        373,459         540,125        153,281
                                            ------------   ------------    ------------    -----------

          Net investment income (loss)           503,964      2,383,274       2,812,056        726,679
                                            ------------   ------------    ------------    -----------

Net realized and unrealized gain (loss)
   on investments:
      Net realized gain (loss) on
          investments                          1,805,422     (1,098,097)        486,030       (556,376)
      Net unrealized appreciation
          on investments                       7,620,209      3,598,154       5,347,259      1,199,705
                                            ------------   ------------    ------------    -----------

          Net realized and unrealized
               gain on investments             9,425,631      2,500,057       5,833,289        643,329
                                            ------------   ------------    ------------    -----------

Net increase in net assets resulting
    from operations                            9,929,595      4,883,331       8,645,345      1,370,008
                                            ============   ============    ============    ===========

See Notes to Financial Statements.

                            CLIAC SEPARATE ACCOUNT A

                      Statement of Changes in Net Assets

                Period from January 1, 1995 to September 30, 1995


                                                                                            Capital        Global
                                                               Money                     Appreciation    Securities
                                                               Fund         Bond Fund        Fund           Fund
                                               Combined     Subaccount     Subaccount     Subaccount     Subaccount
                                               --------      ----------      ----------     ----------     ----------

Net assets at December 31, 1994             $280,165,974      30,682,355     18,139,319     48,138,532      54,257,039

    Changes from operations:
      Net investment income (loss)             8,460,867         776,412        691,014       (232,709)        800,177
      Net realized gain (loss) on invest-
          ments                               (3,476,826)             -        (379,456)    (1,735,749)     (1,998,600)
      Net unrealized appreciation
          on investments                      36,076,753              -       1,692,417     13,015,588       3,603,421
                                           -------------    ------------   ------------   ------------    ------------

Net increase in net assets resulting
    from operations                           41,060,794         776,412      2,003,975     11,047,130       2,404,998

Net increase (decrease) from unit
    transactions (note 5)                    (26,229,490)    (13,338,292)    (1,803,874)    (4,251,711)     (4,749,752)
                                           -------------    ------------   ------------   ------------    ------------

          Total increase (decrease) in
              net assets                      14,831,304     (12,561,880)       200,101      6,795,419      (2,344,754)
                                           -------------    ------------   ------------   ------------    ------------

Net assets at September 30, 1995            $294,997,278      18,120,475     18,339,420     54,933,951      51,912,285
                                           =============    ============   ============   ============    ============

See Notes to Financial Statements.


                                                               High         Multiple
                                               Growth         Income       Strategies        Strategic
                                                Fund           Fund           Fund           Bond Fund
                                             Subaccount     Subaccount     Subaccount       Subaccount
                                               ----------     ----------      ----------      ----------

Net assets at December 31, 1994                31,132,209      32,340,464     50,203,648     15,272,408

    Changes from operations:
      Net investment income (loss)                503,964       2,383,274      2,812,056        726,679
      Net realized gain (loss) on invest-
          ments                                 1,805,422      (1,098,097)       486,030       (556,376)
      Net unrealized appreciation
          on investments                        7,620,209       3,598,154      5,347,259      1,199,705
                                             ------------    ------------   ------------   ------------

Net increase in net assets resulting
    from operations                             9,929,595       4,883,331      8,645,345      1,370,008

Net increase (decrease) from unit
    transactions (note 5)                       3,543,941         435,394     (4,342,514)    (1,722,682)
                                             ------------    ------------   ------------   ------------

          Total increase (decrease) in
              net assets                       13,473,536       5,318,725      4,302,831       (352,674)
                                             ------------    ------------   ------------   ------------

Net assets at September 30, 1995               44,605,745      37,659,189     54,506,479     14,919,734
                                             ============    ============   ============   ============

                            CLIAC SEPARATE ACCOUNT A

                         Notes to Financial Statements

                               September 30, 1995


(1)    Organization and Significant Accounting Policies

       CLIAC Separate Account A (the "Separate Account" or "Separate Account A") is a separate account of Confederation Life Insurance and Annuity Company (a stock life insurance company) (the "Sponsor"), a wholly owned subsidiary of Confederation Financial Holdings, Inc. ("CFH"). CFH is a wholly owned subsidiary of Confederation Life Insurance Company (U.S.) in Rehabilitation ("CLIC U.S."), an estate formed from the U.S. division of Confederation Life Insurance Company of Canada ("CLIC Canada") which is a mutual company incorporated under the laws of Canada. The Separate Account was established for the purpose of funding variable annuity contracts issued by the Sponsor. The Separate Account became registered as a unit investment trust under the Investment Company Act of 1940, as amended, during 1990, and recorded its first policy sale on August 23, 1990.

       Currently, the Separate Account has eight Subaccounts, each of which invests exclusively in shares of the corresponding Portfolios of the Oppenheimer Variable Account Funds (the "Oppenheimer Funds"): the Oppenheimer Money Fund, the Oppenheimer Bond Fund, the Oppenheimer Capital Appreciation Fund, the Oppenheimer Global Securities Fund, the Oppenheimer Growth Fund, the Oppenheimer High Income Fund, the Oppenheimer Multiple Strategies Fund and the Oppenheimer Strategic Bond Fund. The contractholder may allocate all or part of the initial premium and additional premiums, if any, to one or more Subaccounts of the Separate Account or to the Sponsor's General Account. The Sponsor's General Account consists of all assets owned by the Sponsor other than those in the Separate Account.

       CLIC Canada was placed in liquidation on August 11, 1994 by the Office of the Superintendent of Financial Institutions, the federal regulator of insurance companies in Canada. CLIC U.S. was placed under rehabilitation pursuant to the laws of the State of Michigan on August 12, 1994 by the Circuit Court for the County of Ingham, State of Michigan. The Sponsor was placed under rehabilitation pursuant to the laws of the State of Georgia on September 12, 1994 by the Superior Court for the County of Fulton, State of Georgia.

       While net assets of the Separate Account do not inure to the benefit of creditors of the Sponsor, the Sponsor, however, remains responsible to pay certain policy benefits that may exist in excess of available Separate Account net assets. The Sponsor's liabilities in this regard, however, have been transferred to another insurance company as a result of the reinsurance agreement discussed in note 8.

       Basis of Presentation
       The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Separate Account.

                                                                     (Continued)

                            CLIAC SEPARATE ACCOUNT A

                         Notes to Financial Statements

       Investments
       The investments in the Oppenheimer Funds are stated at the closing market values per share on September 30, 1995. Investment transactions are recorded on the trade date. The difference between the cost and current market value of investments owned is recorded as an unrealized gain or loss on investments. Realized gains and losses are calculated on a "first-in, first-out" basis.

       Dividends
       Dividends are recorded on the ex-dividend date and reflect the daily dividends declared by the Oppenheimer Funds from their accumulated net investment income. Dividends paid to the Separate Account are automatically reinvested in shares of the Oppenheimer Funds.

       Federal Income Taxes
       Operations of the Separate Account form a part of, and are taxed with, operations of the Sponsor, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account's net investment income and the net realized gain on investments.

(2)    Mortality, Expense and Administrative (M, E and A) Charges to Sponsor

       Mortality and Expense Risk Charge
       A daily charge, equal to, on an annual basis, 1.25% of the daily net asset value is deducted from each Subaccount to compensate the Sponsor for certain mortality and expense risks assumed. The mortality risk arises from the Sponsor's obligation to make income payments regardless of how long all annuitants may live. The expense risk assumed by the Sponsor is the risk that actual administrative costs will exceed the amount recovered through the administrative charges.

       Administrative Expense Charge
       A daily charge, equal to, on an annual basis, .10% of the daily net asset value is deducted from each Subaccount to reimburse the Sponsor for administrative expenses.

(3)    Surrender Charges and Annual Contract Fee

       Surrender Charges
       There are no sales expenses deducted from premiums at the time premiums are paid. If a contract has not been in force for six years, upon surrender or for certain withdrawals, a surrender charge is deducted from the proceeds. Surrender charges may be decreased or waived on contracts meeting certain restrictions as determined by the Sponsor.

       Annual Contract Fee
       An annual contract fee of $30 is deducted on each contract anniversary date, and on any day the contract is surrendered, if such surrender occurs on any day other than the contract anniversary date. Annual contract fees of $174,510 were assessed for the period from January 1, 1995 to September 30, 1995.

                                                                     (Continued)

                            CLIAC SEPARATE ACCOUNT A

                         Notes to Financial Statements


(4)    Net Assets

       Net assets at September 30, 1995 consisted of the following:

                                                                              Unrealized     Accumulated
                                                                             Appreciation     Realized          Net
                                               Accumulated    Accumulated   (Depreciation)   Gain (Loss)     Assets at
                                   Unit        M, E and A     Investment          on             on        September 30,
                               Transactions      Charges        Income        Investments    Investments       1995
                              -------------    -----------    -----------   -------------    -----------   -------------

Money Fund                     $ 16,009,626       (951,517)     3,062,366      -              -              18,120,475
Bond Fund                        15,601,002       (658,266)     3,180,818        347,943      (132,077)      18,339,420
Capital Appreciation Fund        40,191,383     (1,428,019)     5,820,372     10,496,504      (146,289)      54,933,951
Global Securities Fund           45,378,958     (1,538,669)     2,220,935     (1,210,786)    7,061,847       51,912,285
Growth Fund                      32,820,644     (1,060,726)     1,565,874      8,009,527     3,270,426       44,605,745
High Income Fund                 30,156,094     (1,191,910)     8,884,554        348,303      (537,852)      37,659,189
Multiple Strategies Fund         43,739,930     (1,640,883)     7,559,595      2,709,404     2,138,433       54,506,479
Strategic Bond Fund              14,078,717       (391,908)     2,114,009         43,650      (924,734)      14,919,734
                              -------------    -----------   ------------   ------------   -----------    -------------

                               $237,976,354     (8,861,898)    34,408,523     20,744,545    10,729,754      294,997,278
                              =============    ===========   ============   ============   ===========    =============

(5)    Summary of Changes from Unit Transactions

       The following table represents a summary of changes from unit transactions for the period from January 1, 1995 to September 30, 1995:

                                                                                       Units               Amount

           Money Fund Subaccount:
                Contract purchases                                                             -           $           -
                Net transfers in (out)                                                   (688,516)           (8,056,294)
                Terminated contracts, partial withdrawals, transfers
                   to annuity reserves, surrender charges and annual
                   contract fees                                                         (451,137)           (5,281,998)
                                                                                    -------------       ---------------
                                                                                       (1,139,653)          (13,338,292)
                                                                                    -------------       ---------------

           Bond Fund Subaccount:
                Contract purchases                                                             -                     -
                Net transfers in (out)                                                      9,640                78,721
                Terminated contracts, partial withdrawals, transfers to
                   annuity reserves, surrender charges and annual
                   contract fees                                                         (141,527)           (1,882,595)
                                                                                    -------------       ---------------
                                                                                         (131,887)           (1,803,874)
                                                                                    -------------       ---------------

           Capital Appreciation Fund Subaccount:
                Contract purchases                                                             -                     -
                Net transfers in (out)                                                    (83,978)           (1,285,303)
                Terminated contracts, partial withdrawals, transfers to
                   annuity reserves, surrender charges and annual
                   contract fees                                                         (134,978)           (2,966,408)
                                                                                    -------------       ---------------
                                                                                         (218,956)           (4,251,711)
                                                                                    -------------       ---------------

                                                                     (Continued)
                                      A-9

                            CLIAC SEPARATE ACCOUNT A

                         Notes to Financial Statements


                                                                                        Units               Amount
           Global Securities Fund Subaccount:
                Contract purchases                                                          1,282           $    18,996
                Net transfers in (out)                                                   (113,392)           (1,565,934)
                Terminated contracts, partial withdrawals, transfers to
                   annuity reserves, surrender charges and annual
                   contract fees                                                         (210,971)           (3,202,814)
                                                                                    -------------       ---------------
                                                                                         (323,081)           (4,749,752)
                                                                                    -------------       ---------------

           Growth Fund Subaccount:
                Contract purchases                                                             -                     -
                Net transfers in (out)                                                    390,495             6,587,820
                Terminated contracts, partial withdrawals, transfers to
                   annuity reserves, surrender charges and annual
                   contract fees                                                         (174,535)           (3,043,879)
                                                                                    -------------       ---------------
                                                                                          215,960             3,543,941
                                                                                    -------------       ---------------

           High Income Fund Subaccount:
                Contract purchases                                                          1,318                23,150
                Net transfers in (out)                                                    214,578             3,509,955
                Terminated contracts, partial withdrawals, transfers to
                   annuity reserves, surrender charges and annual
                   contract fees                                                         (175,883)           (3,097,711)
                                                                                    -------------       ---------------
                                                                                           40,013               435,394
                                                                                    -------------       ---------------

           Multiple Strategies Fund Subaccount:
                Contract purchases                                                            180                 2,724
                Net transfers in (out)                                                     75,057             1,037,490
                Terminated contracts, partial withdrawals, transfers to
                   annuity reserves, surrender charges and annual
                   contract fees                                                         (353,725)           (5,382,728)
                                                                                    -------------       ---------------
                                                                                         (278,488)           (4,342,514)
                                                                                    -------------       ---------------

           Strategic Bond Fund Subaccount:
                Contract purchases                                                             -                     -
                Net transfers in (out)                                                    (29,323)             (315,280)
                Terminated contracts, partial withdrawals, transfers to
                   annuity reserves, surrender charges and annual
                   contract fees                                                         (139,608)           (1,407,402)
                                                                                    -------------       ---------------
                                                                                         (168,931)           (1,722,682)
                                                                                    -------------       ---------------

                   Net decrease from unit transactions                                                      (26,229,490)
                                                                                                         ===============

                                                                     (Continued)
                                      A-10

                            CLIAC SEPARATE ACCOUNT A

                         Notes to Financial Statements


(6)    Purchases and Sales of Investments

       The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the period from January 1, 1995 to September 30, 1995 were as follows:

                                                                                    Aggregate              Aggregate
                                                                                    Cost of                Proceeds
                                                                                    Purchases              from Sales

           Money Fund Subaccount                                                    $ 34,306,368           $ 47,677,567
           Bond Fund Subaccount                                                        6,061,712              7,864,951
           Capital Appreciation Fund Subaccount                                       18,785,915             22,997,481
           Global Securities Fund Subaccount                                          11,797,255             16,534,938
           Growth Fund Subaccount                                                     13,147,749              9,601,687
           High Income Fund Subaccount                                                14,768,826             14,219,875
           Multiple Strategies Fund Subaccount                                         5,735,960             10,078,170
           Strategic Bond Fund Subaccount                                              4,739,544              6,462,226
                                                                                ----------------        ---------------

                                                                                    $109,343,329           $135,436,895
                                                                                ================        ===============

                                                                     (Continued)

                            CLIAC SEPARATE ACCOUNT A

                         Notes to Financial Statements


(7)    Related Party Transactions

       As of September 30, 1995, Separate Account A has recorded distributions
           Payable to Sponsor in the accompanying statement of assets and liabilities for funds requested from Oppenheimer for redemptions which have not been transferred to the Sponsor for distribution.

(8)    Assumption Reinsurance Agreement

       On May 3, 1995, the Sponsor entered into an Assumption Reinsurance
           Agreement with Aetna Life Insurance and Annuity Company ("ALIAC") under which ALIAC would assume liability through reinsurance for all of the Sponsor's separate account policies as well as those individual life and GIC policyholders who elected to be reinsured (subject to the approval of the various states) and subject to the fulfillment of certain other closing conditions. This assumption reinsurance transaction was closed on October 2, 1995, effective October 1, 1995. Thereafter the Separate Account A became Variable Annuity Account G of ALIAC.

                              FINANCIAL STATEMENTS

                           VARIABLE ANNUITY ACCOUNT G

                                     Index

Statement of Assets and Liabilities .......................................  S-2
Statement of Operations and Changes in Net Assets .........................  S-3
Notes to Financial Statements .............................................  S-4
Independent Auditors' Report ..............................................  S-8

Variable Annuity Account G

Statement of Assets and Liabilities - December 31, 1996

ASSETS:
Investments, at net asset value: (Note 1)
  Oppenheimer Funds:
    Bond Fund; 1,416,187 shares (cost $16,366,936) ....................................................                  $16,470,259
    Capital Appreciation Fund; 1,599,099 shares (cost $55,935,418) ....................................                   61,901,121
    Global Securities Fund; 2,660,872 shares (cost $41,811,291) .......................................                   46,911,181
    Growth Fund; 1,933,783 shares (cost $44,651,471) ..................................................                   52,676,250
    High Income Fund; 3,441,325 shares (cost $36,547,903) .............................................                   38,301,952
    Money Fund; 12,331,339 shares (cost $12,339,602) ..................................................                   12,331,339
    Multiple Strategies Fund; 3,605,624 shares (cost $52,111,012) .....................................                   56,355,896
    Strategic Bond Fund; 3,786,294 shares (cost $18,487,737) ..........................................                   19,272,238
Dividends Receivable ..................................................................................                       20,175
                                                                                                                        ------------
NET ASSETS (cost $278,251,370) ........................................................................                 $304,240,411
                                                                                                                        ============


Net assets represented by:


Reserves for annuity contracts in accumulation period: (Notes 1 and 5)

Oppenheimer Funds:
   Bond Fund:
    Annuity contracts in accumulation .................................................................                  $16,470,259
   Capital Appreciation Fund:
    Annuity contracts in accumulation .................................................................                   61,901,121
   Global Securities Fund:
    Annuity contracts in accumulation .................................................................                   46,911,181
   Growth Fund:
    Annuity contracts in accumulation .................................................................                   52,676,250
   High Income Fund:
    Annuity contracts in accumulation .................................................................                   38,301,952
   Money Fund:
    Annuity contracts in accumulation .................................................................                   12,351,514
   Multiple Strategies Fund:
    Annuity contracts in accumulation .................................................................                   56,355,896
   Strategic Bond Fund:
    Annuity contracts in accumulation .................................................................                   19,272,238
                                                                                                                        ------------
                                                                                                                        $304,240,411
                                                                                                                        ============


See Notes to Financial Statements

Variable Annuity Account G

Statements of Operations and Changes in Net Assets

                                                                                                        Year Ended December 31,
                                                                                                      1996                * 1995
                                                                                                -------------         -------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
   Dividends ...........................................................................          $17,968,354            $2,527,579
Expenses: (Notes 2 and 5)
   Valuation Period Deductions .........................................................           (4,100,918)           (1,006,867)
                                                                                                -------------         -------------
Net investment income ..................................................................           13,867,436             1,520,712
                                                                                                -------------         -------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
  Proceeds from sales ..................................................................          123,718,459            27,617,465
  Cost of investments sold .............................................................          117,214,579            27,564,734
                                                                                                -------------         -------------
    Net realized gain ..................................................................            6,503,880                52,731
Net unrealized gain on investments: (Note 5)
  Beginning of period ..................................................................            6,664,287                     0
  End of period ........................................................................           25,989,041             6,664,287
                                                                                                -------------         -------------
    Net change in unrealized gain ......................................................           19,324,754             6,664,287
                                                                                                -------------         -------------
Net realized and unrealized gain on investments ........................................           25,828,634             6,717,018
                                                                                                -------------         -------------
Net increase in net assets resulting from operations ...................................           39,696,070             8,237,730
                                                                                                -------------         -------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase payments ............................................            1,347,812           295,637,163
Sales and administrative charges deducted by the Company ...............................                    0               (98,694)
                                                                                                -------------         -------------
    Net variable annuity contract purchase payments ....................................            1,347,812           295,538,469
Transfers to the Company's fixed account options .......................................           (1,158,167)             (265,956)
Redemptions by contract holders ........................................................          (34,319,022)           (4,878,071)
Other ..................................................................................            2,437,592            (2,396,046)
                                                                                                -------------         -------------
    Net increase(decrease) in net assets from unit transactions (Note 5) ...............          (31,691,785)          287,998,396
                                                                                                -------------         -------------
Change in net assets ...................................................................            8,004,285           296,236,126
NET ASSETS:
Beginning of period ....................................................................          296,236,126                     0
                                                                                                -------------         -------------
End of period ..........................................................................         $304,240,411          $296,236,126
                                                                                                =============         =============

* Statement of Operations and Changes in Net Assets for the Period from October 1, 1995 through December 31, 1995.

See Notes to Financial Statements

Variable Annuity Account G

Notes to Financial Statements - December 31, 1996

1.   Summary of Significant Accounting Policies

     Variable Annuity Account G ("Account") is a separate account established by Aetna Life Insurance and Annuity Company and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with the individual deferred variable annuity contracts originally issued by Confederation Life Insurance and Annuity Company. The Contract allows tax-deferred capital accumulation under specific sections of the Internal Revenue Code of 1986, as amended. The account commenced operations on October 2, 1995.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

     a.  Valuation of Investments
     Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1996:

     Oppenheimer Funds
     [bullet]Bond Fund
     [bullet]Capital Appreciation Fund
     [bullet]Global Securities Fund
     [bullet]Growth Fund
     [bullet]High Income Fund
     [bullet]Money Fund
     [bullet]Multiple Strategies Fund
     [bullet]Strategic Bond Fund

     b.  Other
     Investment  transactions  are  accounted  for on a  trade  date  basis  and
     dividend  income  is  recorded  on  the  ex-dividend   date.  The  cost  of
     investments sold is determined by specific identification.

     c.  Federal Income Taxes
     The operations of the Account form a part of, and are taxed with, the total operations of Aetna Life Insurance and Annuity Company ("Company") which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     d.  Annuity Reserves
     Annuity  reserves held in the Separate  Accounts are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

2.   Valuation Period Deductions

     Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

Variable Annuity Account G

3.   Dividend Income

     On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
     (loss) in the Statements of Operations and Changes in Net Assets.

4.   Purchases and Sales of Investments

     The cost of purchases and proceeds from sales of investments other than short-term investments for the year ended December 31, 1996 and the period ended December 31, 1995 aggregated $105,939,733 and $123,718,459;
     $317,090,950 and $27,617,465, respectively.

Variable Annuity Account G

5. Supplemental information to Statements of Operations and Changes in Net Assets - Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------


                                                            Valuation          Proceeds          Cost of           Net
                                                             Period             from           Investments       Realized
                                          Dividends         Deductions          Sales             Sold          Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
 Bond Fund:                              $1,104,498         ($235,724)        $4,826,495        $4,828,642          ($2,147)
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund:               3,495,018          (828,310)        26,760,766        23,113,025        3,647,741
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Global Securities Fund:                          0          (644,717)        15,620,037        15,191,263          428,774
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Growth Fund:                             3,625,748          (665,320)        12,139,115        10,964,531        1,174,584
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 High Income Fund:                        3,607,200          (515,281)        16,152,336        15,476,296          676,040
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Money Fund:                                807,981          (230,448)        35,552,603        35,524,618           27,985
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Multiple Strategies Fund:                3,968,794          (746,766)         7,332,774         7,002,443          330,331
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
 Strategic Bond Fund:                     1,359,115          (234,352)         5,334,333         5,113,761          220,572
Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
Total Variable Annuity Account G        $17,968,354       ($4,100,918)      $123,718,459      $117,214,579       $6,503,880
=============================================================================================================================

                                      S-6




-------------------------------------------------------------------------------------------------------
        Net Unrealized                                    Net
         Gain (Loss)                      Net        Increase(Decrease)             Net Assets
         ----------                    Change in      In Net Assets                 ----------
 Beginning             End            Unrealized       from Unit          Beginning             End
  of Year             of Year         Gain (Loss)     Transactions         of Year            of Year
-------------------------------------------------------------------------------------------------------

    $386,616        $   103,324         ($283,292)      ($2,797,881)      18,684,805        16,470,259

-------------------------------------------------------------------------------------------------------
   3,759,740          5,965,703         2,205,963        (4,075,202)      57,455,911        61,901,121

-------------------------------------------------------------------------------------------------------
  (1,380,765)         5,099,890         6,480,655        (6,427,068)      47,073,537        46,911,181

-------------------------------------------------------------------------------------------------------
   2,222,313          8,024,778         5,802,465        (3,857,056)      46,595,829        52,676,250

-------------------------------------------------------------------------------------------------------
     529,137          1,754,049         1,224,912        (5,460,806)      38,769,887        38,301,952

-------------------------------------------------------------------------------------------------------
           0             11,912            11,912        (5,609,002)      17,343,086        12,351,514

-------------------------------------------------------------------------------------------------------
     821,545          4,244,884         3,423,339        (5,190,564)      54,570,762        56,355,896

-------------------------------------------------------------------------------------------------------
     325,701            784,501           458,800         1,725,794       15,742,309        19,272,238

-------------------------------------------------------------------------------------------------------
  $6,664,287        $25,989,041       $19,324,754      ($31,691,785)    $296,236,126      $304,240,411
=======================================================================================================



                          Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity  Company and
    Contract Owners of Variable Annuity Account G:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account G (the "Account") as of December 31, 1996, the related statements of operations and changes in net assets for the year then ended and the three-month period ended December 31, 1995 and condensed financial information for the year ended December 31, 1996. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account G as of December 31, 1996, the results of its operations and the changes in its net assets for the year then ended and for the three-month period ended December 31, 1995 and the condensed financial information for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                           KPMG Peat Marwick LLP

Hartford, Connecticut
February 14, 1997

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBIDIARIES

                   Index to Consolidated Financial Statements

                                                                            Page

Independent Auditors' Report                                                 F-2

Consolidated Financial Statements:

   Consolidated Statements of Income for the Years Ended
     December 31, 1996, 1995 and 1994                                        F-3

   Consolidated Balance Sheets as of December 31, 1996
     and 1995                                                                F-4

   Consolidated Statements of Changes in Shareholder's Equity
     for the Years Ended December 31, 1996, 1995 and 1994                    F-5

   Consolidated Statements of Cash Flows for the Years
     Ended December 31, 1996, 1995 and 1994                                  F-6

   Notes to Consolidated Financial Statements                                F-7

                          Independent Auditors' Report

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
February 4, 1997

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                    Consolidated Statements of Income
                               (millions)

                                                Years Ended December 31,
                                           --------------------------------
                                              1996        1995       1994
                                              ----        ----       ----

Revenue:
  Premiums                                   $133.6      $212.7     $191.6
  Charges assessed against policyholders      396.5       318.9      279.0
  Net investment income                     1,045.6     1,004.3      917.2
  Net realized capital gains                   19.7        41.3        1.5
  Other income                                 45.4        42.0       10.3
                                            -------     -------    -------
    Total revenue                           1,640.8     1,619.2    1,399.6
                                            -------     -------    -------

Benefits and expenses:
  Current and future benefits                 968.6       997.2      921.5
  Operating expenses                          342.2       310.8      225.7
  Amortization of deferred policy
   acquisition costs                           69.8        48.0       31.5
  Severance and facilities charges             61.3        --         --
                                            -------     -------    -------
    Total benefits and expenses             1,441.9     1,356.0    1,178.7
                                            -------     -------    -------

Income before income taxes                    198.9       263.2      220.9

Income taxes                                   57.8        87.3       75.6
                                            -------     -------    -------
Net income                                   $141.1      $175.9     $145.3
                                            =======     =======    =======




See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                         Consolidated Balance Sheets
                        (millions, except share data)


                                                         December 31,
                                                    -------------------------
                                                      1996             1995
                                                      ----             ----
Assets
------

Investments:
  Debt securities, available for sale:
   (amortized cost: $12,539.1 and $11,923.7)        $12,905.5        $12,720.8
  Equity securities, available for sale:
   Non-redeemable preferred stock
    (cost: $107.6 and $51.3)                            119.0             57.6
   Investment in affiliated mutual funds
    (cost: $77.3 and $173.4)                             81.1            191.8
   Common stock (cost: $0.0 and $6.9)                     0.3              8.2
   Short-term investments                                34.8             15.1
   Mortgage loans                                        13.0             21.2
   Policy loans                                         399.3            338.6
                                                    ---------        ---------
       Total investments                             13,553.0         13,353.3

  Cash and cash equivalents                             459.1            568.8
  Accrued investment income                             159.0            175.5
  Premiums due and other receivables                     26.6             37.3
  Deferred policy acquisition costs                   1,515.3          1,341.3
  Reinsurance loan to affiliate                         628.3            655.5
  Other assets                                           33.7             26.2
  Separate Account assets                            15,318.3         10,987.0
                                                    ---------        ---------
       Total assets                                 $31,693.3        $27,144.9
                                                    =========        =========

Liabilities and Shareholder's Equity
-------------------------------------

Liabilities:
  Future policy benefits                             $3,617.0          $3,594.6
  Unpaid claims and claim expenses                       28.9              27.2
  Policyholders' funds left with the Company         10,663.7          10,500.1
                                                    ---------         ---------
      Total insurance reserve liabilities            14,309.6          14,121.9
  Other liabilities                                     354.7             257.2
  Income taxes:
    Current                                              20.7              26.2
    Deferred                                             80.5             169.6
  Separate Account liabilities                       15,318.3          10,987.0
                                                    ---------         ---------
      Total liabilities                              30,083.8          25,561.9
                                                    ---------         ---------

Shareholder's equity:
  Common stock, par value $50 (100,000 shares
   authorized; 55,000 shares issued and
   outstanding)                                           2.8               2.8
  Paid-in capital                                       418.0             407.6
  Net unrealized capital gains                           60.5             132.5
  Retained earnings                                   1,128.2           1,040.1
                                                    ---------         ---------

      Total shareholder's equity                      1,609.5           1,583.0
                                                    ---------         ---------

       Total liabilities and shareholder's equity   $31,693.3         $27,144.9
                                                    =========         =========


See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

          Consolidated Statements of Changes in Shareholder's Equity
                                 (millions)


                                                  Years Ended December 31,
                                             -----------------------------------
                                                  1996       1995      1994
                                                  ----       ----      ----

Shareholder's equity, beginning of year         $1,583.0   $1,088.5   $1,246.7

Capital contributions                               10.4      --         --

Net change in unrealized capital gains (losses)    (72.0)     321.5     (303.5)

Net income                                         141.1      175.9      145.3

Other changes                                      (49.5)     --         --

Common stock dividends declared                     (3.5)      (2.9)     --
                                                --------   --------   --------
Shareholder's equity, end of year               $1,609.5   $1,583.0   $1,088.5
                                                ========   ========   ========



See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                   Consolidated Statements of Cash Flows
                                 (millions)




                                                                  Years Ended December 31,
                                                           -------------------------------------
                                                               1996        1995         1994
                                                               ----        ----         ----
Cash Flows from Operating Activities:
  Net income                                                  $141.1       $175.9       $145.3
  Adjustments to reconcile net income to net
   cash (used for) provided by operating activities:
  Decrease (increase) in accrued investment income              16.5        (33.3)       (17.5)
  Decrease in premiums due and other receivables                 1.6         25.4          1.3
  Increase in policy loans                                     (60.7)       (89.9)       (46.0)
  Increase in deferred policy acquisition costs               (174.0)      (177.0)      (105.9)
  Decrease in reinsurance loan to affiliate                     27.2         34.8         27.8
  Net increase in universal life account balances              243.2        393.4        164.7
  (Decrease) increase in other insurance
   reserve liabilities                                        (211.5)        79.0         75.1
  Net increase in other liabilities and other assets             3.1         13.0         52.5
  Decrease in income taxes                                     (26.7)        (4.5)       (10.3)
  Net accretion of discount on investments                     (68.0)       (66.4)       (77.9)
  Net realized capital gains                                   (19.7)       (41.3)        (1.5)
  Other, net                                                     1.1          --          (1.0)
                                                            --------     --------     --------
    Net cash (used for) provided by operating activities      (126.8)       309.1        206.6
                                                            --------     --------     --------

Cash Flows from Investing Activities:
  Proceeds from sales of:
   Debt securities available for sale                        5,182.2      4,207.2      3,593.8
   Equity securities                                           190.5        180.8         93.1
   Mortgage loans                                                8.7         10.7         --
   Limited partnership                                          --           26.6         --
  Investment maturities and collections of:
   Debt securities available for sale                          885.2        583.9      1,289.2
   Short-term investments                                       35.0        106.1         30.4
  Cost of investment purchases in:
   Debt securities available for sale                       (6,534.3)    (6,034.0)    (5,621.4)
   Equity securities                                          (118.1)      (170.9)      (162.5)
   Short-term investments                                      (54.7)       (24.7)      (106.1)
   Mortgage loans                                               --          (21.3)        --
   Limited partnership                                          --           --          (25.0)
  Other, net                                                   (17.6)        --           --
                                                            --------     --------     --------
    Net cash used for investing activities                    (423.1)    (1,135.6)      (908.5)
                                                            --------     --------     --------

Cash Flows from Financing Activities:
  Deposits and interest credited for investment contracts    1,579.5      1,884.5      1,737.8
  Withdrawals of investment contracts                       (1,146.2)    (1,109.6)      (948.7)
  Additional capital contributions                              10.4         --           --
  Dividends paid to shareholder                                 (3.5)        (2.9)        --
                                                            --------     --------     --------
    Net cash provided by financing activities                  440.2        772.0        789.1
                                                            --------     --------     --------

Net (decrease) increase in cash and cash equivalents          (109.7)       (54.5)        87.2
Cash and cash equivalents, beginning of year                   568.8        623.3        536.1
                                                            --------     --------     --------

Cash and cash equivalents, end of year                        $459.1       $568.8       $623.3
                                                            ========     ========     ========

Supplemental cash flow information:
  Income taxes paid, net                                       $85.5        $92.8        $85.9
                                                            ========     ========     ========

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                   Notes to Consolidated Financial Statements

1.   Summary of Significant Accounting Policies

     Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries (collectively, the "Company") is a provider of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

     Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services, financial planning and pension plan administrative services.

     Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

     Basis of Presentation

     The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries, Aetna Insurance Company of America and Aetna Private Capital, Inc. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1995 and 1994 financial information to conform to the 1996 presentation.

     Future Application of Accounting Standards

     Financial Accounting Standard ("FAS") No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996. This statement provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. Transactions covered by this statement would include securitizations, sales of partial interests in assets, repurchase agreements and securities lending. This statement requires that after a transfer of financial assets, an entity would recognize any assets it controls and liabilities it has incurred. An entity would not recognize assets when control has been surrendered or liabilities have been satisfied. Portions of this statement are effective for each of 1997 and 1998 financial statements and early adoption is not permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     Investments

     All of the Company's debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

     Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

     Purchases and sales of debt and equity securities are recorded on the trade date.

     The investment in affiliated mutual funds primarily represents an investment in the Aetna Series Fund, Inc., a retail mutual fund which has been seeded by the Company, and is carried at fair value.

     Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

     Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

     Swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

     Deferred Policy Acquisition Costs

     Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years).

     Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

     Insurance Reserve Liabilities

     Future Policy Benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00%. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Policyholders' Funds Left With the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 4.00% to 7.00%), net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

     Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

     Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

     For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments begin under contracts with life contingent payouts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity, reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

     Separate Accounts

     Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, the Aetna Series Fund Inc., or the Aetna Generation Funds (collectively, "Funds"), which are managed by the Company, or other selected mutual funds not managed by the Company.

     Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $515.6 million for 1996 (fair value $523.0 million) and $322.2 million for 1995 (fair value $343.9 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in 1996 and 4.50% to 8.38% in 1995.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     Income Taxes

     The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments

     Debt securities available for sale as of December 31, 1996 were as follows:

                                                          Gross       Gross
                                            Amortized  Unrealized   Unrealized    Fair
                                              Cost        Gains       Losses     Value
                                              ----        -----       ------     -----
                                                       (millions)
U.S. government and government
   agencies and authorities                $ 1,072.4   $    20.5   $     4.5   $ 1,088.4

States, municipalities and political
   subdivisions                                  6.0         1.2        --           7.2

U.S. corporate securities:
     Financial                               2,143.4        43.1         9.7     2,176.8
     Food & fiber                              198.2         4.6         1.3       201.5
     Healthcare & consumer products            735.9        20.2         6.3       749.8
     Media & broadcast                         274.9         7.0         2.8       279.1
     Natural resources                         187.7         4.5         0.4       191.8
     Transportation & capital goods            521.9        22.0         1.8       542.1
     Utilities                                 448.8        14.8         2.8       460.8
     Other                                     141.5         3.0        --         144.5
                                           ---------   ---------   ---------   ---------
   Total U.S. corporate securities           4,652.3       119.2        25.1     4,746.4

Foreign Securities:
     Government                                758.6        36.0         5.7       788.9
     Utilities                                 187.8        16.1        --         203.9
     Other                                     945.5        30.9         6.3       970.1
                                           ---------   ---------   ---------   ---------
   Total foreign securities                  1,891.9        83.0        12.0     1,962.9

Residential mortgage-backed securities:
     Pass-throughs                             792.2        78.3         3.1       867.4
     Collateralized mortgage obligations     2,227.8        94.9        13.7     2,309.0
                                           ---------   ---------   ---------   ---------
Total residential mortgage-
   backed securities                         3,020.0       173.2        16.8     3,176.4

Commercial/Multifamily mortgage-
   backed securities                         1,008.7        24.8         5.6     1,027.9

Other asset-backed securities                  887.8        10.7         2.2       896.3
                                           ---------   ---------   ---------   ---------

Total Debt Securities                      $12,539.1   $   432.6   $    66.2   $12,905.5
                                           =========   =========   =========   =========

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Debt securities available for sale as of December 31, 1995 were as follows:

                                                          Gross       Gross
                                            Amortized  Unrealized   Unrealized    Fair
                                              Cost        Gains       Losses     Value
                                              ----        -----       ------     -----
                                                       (millions)
U.S. government and government
   agencies and authorities                $   539.5   $    47.5   $    --     $   587.0

States, municipalities and political
   subdivisions                                 41.4        12.4        --          53.8

U.S. Corporate securities:
     Financial                               2,764.4       110.3         2.1     2,872.6
     Food & fiber                              310.8        20.8         0.6       331.0
     Healthcare & consumer products            766.0        59.2         0.2       825.0
     Media & broadcast                         191.7        10.0        --         201.7
     Natural resources                         186.9        12.6         0.2       199.3
     Transportation & capital goods            602.4        46.7         0.2       648.9
     Utilities                                 454.4        27.8         1.0       481.2
     Other                                     119.9        10.2        --         130.1
                                           ---------   ---------   ---------   ---------
   Total U.S. corporate securities           5,396.5       297.6         4.3     5,689.8

Foreign securities:
     Government                                316.4        26.1         2.0       340.5
     Utilities                                 236.3        32.9                   269.2
     Other                                     749.9        60.5         3.5       806.9
                                           ---------   ---------   ---------   ---------
   Total foreign securities                  1,302.6       119.5         5.5     1,416.6

Residential mortgage-backed securities:
     Pass-throughs                             556.7        99.2         1.8       654.1
     Collateralized mortgage obligations     2,383.9       167.6         2.2     2,549.3
                                           ---------   ---------   ---------   ---------
Total residential mortgage-
   backed securities                         2,940.6       266.8         4.0     3,203.4

Commercial/multifamily mortgage-
   backed securities                           741.9        32.3         0.2       774.0

Other asset-backed securities                  961.2        35.5         0.5       996.2
                                           ---------   ---------   ---------   ---------

Total Debt Securities                      $11,923.7   $   811.6   $    14.5   $12,720.8
                                           =========   =========   =========   =========


            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     At December 31, 1996 and 1995, net unrealized appreciation of $366.4 million and $797.1 million, respectively, on available for sale debt securities included $288.5 million and $619.1 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in Future Policy Benefits and Policyholders' Funds Left With the Company.

     The amortized cost and fair value of debt securities for the year ended December 31, 1996 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                      Amortized          Fair
                                                         Cost            Value
                                                      ---------          -----
                                                               (millions)
      Due to mature:
        One year or less                              $   424.4        $   425.7
        After one year through five years               2,162.4          2,194.2
        After five years through ten years              2,467.4          2,509.6
        After ten years                                 2,568.4          2,675.4
        Mortgage-backed securities                      4,028.7          4,204.3
        Other asset-backed securities                     887.8            896.3
                                                      ---------        ---------
               Total                                  $12,539.1        $12,905.5
                                                      =========        =========

     The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. At December 31, 1996 and 1995, the Company had loaned securities (which are reflected as invested assets) with a market value of approximately $444.7 million and $264.5 million, respectively.

     At December 31, 1996 and 1995, debt securities carried at $7.6 million and $7.4 million, respectively, were on deposit as required by regulatory authorities.

     The carrying value of non-income producing investments was $0.9 million and $0.1 million at December 31, 1996 and 1995, respectively.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1996.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Included in the Company's total debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                         1996                   1995
                                                         ----                   ----
                                                    Fair     Amortized     Fair      Amortized
                                                   Value        Cost      Value         Cost
                                                   -----        ----      -----         ----
                                                                  (millions)
     Total residential CMOs (1)                  $2,309.0    $2,227.8    $2,549.4    $2,383.9
                                                 ========    ========    ========    ========
     Percentage of total:
       Supporting experience rated products          84.2%                   85.3%
       Supporting remaining products                 15.8%                   14.7%
                                                 --------                --------
                                                    100.0%                  100.0%
                                                 ========                ========

     (1) At December 31, 1996 and 1995, approximately 71% and 81%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

     There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated.

     At December 31, 1996 and 1995, approximately 68% and 79%, respectively, of the Company's CMO holdings were in planned amortization class ("PAC") and sequential structure tranches, which are subject to less prepayment and extension risk than other types of CMO instruments. At December 31, 1996 and 1995, approximately 3% of the Company's CMO holdings were in the interest-only ("IOs") and principal-only ("POs") tranches, which are subject to more prepayment and extension risks than other types of CMO instruments. Remaining CMO holdings are in other tranches that have prepayment and extension risks which fall between the degree of risk associated with PACs and sequentials, and IOs and POs.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Investments in available for sale equity securities were as follows:

                                             Gross         Gross
                              Amortized      Unrealized    Unrealized   Fair
                                 Cost        Gains         Losses       Value
                                 ----        ----------    ----------   -----
                                                  (millions)
       1996
       Equity Securities       $ 184.9       $  16.3       $   0.8      $ 200.4
                               =======       =======       =======      =======
       1995
       Equity Securities       $ 231.6       $  27.2       $   1.2      $ 257.6
                               =======       =======       =======      =======

3.   Financial Instruments

     Estimated Fair Value

     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1996 and 1995 were as follows:

                                                    1996                    1995
                                             ------------------       -----------------
                                             Carrying     Fair        Carrying    Fair
                                             Value        Value       Value       Value
                                             -----        -----       -----       -----
                                                         (millions)
Assets:
    Mortgage loans                           $    13.0    $    13.2   $    21.2   $    21.9
Liabilities:
    Investment contract liabilities:
          With a fixed maturity              $ 1,014.1    $ 1,028.8   $   989.1   $ 1,001.2
          Without a fixed maturity             9,649.6      9,427.6     9,511.0     9,298.4

     Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

     Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

     Investment contract liabilities (included in Policyholders' Funds Left With the Company):

     With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     Off-Balance-Sheet and Other Financial Instruments (including Derivative Financial Instruments)

     The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1996, Treasury futures contracts were used to manage interest rate risk in the Company's bond portfolio and stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

     Futures Contracts:

     Futures contracts represent commitments to either purchase or sell underlying assets at a specified future date. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1996 and 1995.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Interest Rate Swaps:

     Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1996. At December 31, 1995, the Company had an open forward swap agreement with a notional amount of $100.0 million and a fair value of $0.1 million.

     During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1996. As of December 31, 1996 and 1995, there were no option contracts outstanding.

     The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1996 was as follows:

                                                          Amortized      Fair
                                                             Cost        Value
                                                             ----        -----
                                                                 (millions)

       Residential collateralized mortgage obligations    $ 2,227.8    $ 2,309.0
            Principal-only strips (included above)             44.5         53.3
            Interest-only strips (included above)              10.3         22.8
       Other structured securities with derivative
            characteristics (1)                               126.3        129.2

     (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

4.   Net Investment Income

     Sources of net investment income were as follows:
                                                1996         1995         1994
                                                ----         ----         ----
                                                          (millions)

     Debt securities                         $  945.3     $  891.5     $  823.9
     Preferred stock                              5.9          4.2          3.9
     Investment in affiliated mutual funds       14.3         14.9          5.2
     Mortgage loans                               2.2          1.4          1.4
     Policy loans                                18.4         13.7         11.5
     Reinsurance loan to affiliate               44.1         46.5         51.5
     Cash equivalents                            29.4         38.9         29.5
     Other                                        2.1          8.4          6.7
                                             --------     --------     --------
     Gross investment income                  1,061.7      1,019.5        933.6
     Less investment expenses                   (16.1)       (15.2)       (16.4)
                                             --------     --------     --------
     Net investment income                   $1,045.6     $1,004.3     $  917.2
                                             ========     ========     ========

     Net investment income includes amounts allocable to experience rated contractholders of $787.6 million, $744.2 million and $677.1 million for the years ended December 31, 1996, 1995 and 1994, respectively. Interest credited to contractholders is included in Current and Future Benefits.

5.  Dividend Restrictions and Shareholder's Equity

     The Company paid $3.5 million in cash dividends to HOLDCO in 1996. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     The amount of dividends that may be paid to the shareholder in 1997 without prior approval by the Insurance Commissioner of the State of Connecticut is $71.1 million.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $57.8 million, $70.0 million and $64.9 million for the years ended December 31, 1996, 1995 and 1994, respectively. Statutory capital and surplus was $713.6 million and $670.7 million as of December 31, 1996 and 1995, respectively.

     As of December 31, 1996 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations

     Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

     Net realized capital gains on investments were as follows:

                                                  1996        1995        1994
                                                  ----        ----        ----
                                                           (millions)

       Debt securities                         $   11.1     $  32.8     $   1.0
       Equity securities                            8.6         8.3         0.2
       Mortgage loans                               --          0.2         0.3
                                               --------     --------    -------
       Pretax realized capital gains           $   19.7     $  41.3     $   1.5
                                               ========     =======     =======
       After tax realized capital gains        $   13.0     $  25.8     $   1.0
                                               ========     =======     =======

     Net realized capital gains of $53.1 million and $61.1 million for 1996 and 1995, respectively, and net realized capital losses of $29.1 million for 1994, allocable to experience rated contracts, were deducted from net realized capital gains (losses) and an offsetting amount was reflected in policyholder funds' left with the Company. Net unamortized gains were $53.3 million and $7.3 million at December 31, 1996 and 1995, respectively.

     Changes to the mortgage loan valuation reserve and writedowns on debt securities for other than temporary declines in value are included in net realized capital gains (losses) and amounted to $(3.3) million, $3.1 million and $1.1 million, of which $(3.2) million, $2.2 million and $0.8 million were allocable to experience rated contractholders, for the years ended December 31, 1996, 1995 and 1994, respectively. There was no valuation reserve for mortgage loans at December 31, 1996 or at December 31, 1995.

     Proceeds from the sale of available for sale debt securities and the related gross gains and losses were as follows:

                                           1996          1995            1994
                                           ----          ----            ----
                                                      (millions)

     Proceeds on Sales                   $5,182.2      $4,207.2       $3,593.8
     Gross gains                             24.3          44.6           26.6
     Gross losses                            13.2          11.8           25.6

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in shareholder's equity related to changes in unrealized capital gains (losses), (excluding those related to experience rated contractholders), were as follows:

                                                 1996         1995        1994
                                                 ----         ----        ----
                                                         (millions)

     Debt securities                          $ (100.1)    $  255.9    $ (242.1)
     Equity securities                           (10.5)        27.3       (13.3)
     Limited partnership                           --           1.8        (1.8)
                                              --------     --------    --------
                                                (110.6)       285.0      (257.2)

     Deferred income taxes (See Note 8)          (38.6)       (36.5)       46.3
                                              --------     --------    --------
     Net change in unrealized
        capital gains (losses)                $  (72.0)    $  321.5    $ (303.5)
                                              ========     ========    ========

     Net unrealized capital gains allocable to experience rated contracts of $245.2 million and $43.3 million at December 31, 1996 and $515.0 million and $104.1 million at December 31, 1995 are reflected on the Consolidated Balance Sheets in Policyholders' Funds Left With the Company and Future Policy Benefits, respectively, and are not included in shareholder's equity.

     Shareholder's equity included the following unrealized capital gains (losses), which are net of amounts allocable to experience rated contractholders, at December 31:

                                               1996         1995          1994
                                               ----         ----          ----
                                                          (millions)
     Debt securities
       Gross unrealized capital gains         $101.7       $179.3       $  27.4
       Gross unrealized capital losses         (23.8)        (1.3)       (105.2)
                                              ------       ------       --------
                                                77.9        178.0         (77.8)
     Equity securities
       Gross unrealized capital gains           16.3         27.2           6.5
       Gross unrealized capital losses          (0.8)        (1.2)         (7.9)
                                              ------       ------       --------
                                                15.5         26.0          (1.4)
     Limited Partnership                        --           --            --
       Gross unrealized capital gains           --           --            --
       Gross unrealized capital losses          --           --            (1.8)
                                              ------       ------       --------
                                                --           --            (1.8)

     Deferred income taxes (See Note 8)         32.9         71.5         108.0
                                              ------       ------       --------

     Net unrealized capital gains (losses)    $ 60.5       $132.5       $(189.0)
                                              ======       ======       ========

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

7.   Severance and Facilities Charges

     Severance and facilities charges during 1996, as described below, included the following (pretax):

                                                    Vacated
                                          Asset      Leased             Corporate
(Millions)                   Severance  Write-Off   Property     Other  Allocation    Total
--------------------------------------------------------------------------------------------
Financial Services             $ 29.1     $  1.0     $  1.3     $  1.7     $ --       $ 33.1
Individual Life Insurance        12.5        0.4        0.5        0.8       --         14.2
Corporate Allocation             --         --         --         --         14.0       14.0
                             ---------------------------------------------------------------
   Total Company               $ 41.6     $  1.4     $  1.8     $  2.5     $ 14.0     $ 61.3
--------------------------------------------------------------------------------------------

     In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

     In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

     The activity during 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:

                                                    Reserve            Positions
     ---------------------------------------------------------------------------
       Beginning of year                           $   --                 --
       Severance and facilities charges               47.3                702
       Corporate Allocation                           14.0                --
       Actions taken (1)                             (13.4)              (178)
                                                 -------------------------------
          End of year                              $  47.9                524
     ---------------------------------------------------------------------------

     (1) Includes $8.0 million of severance-related actions and $4.1 million of corporate allocation-related actions.

     The Company's severance actions are expected to be substantially completed by March 31, 1998. The corporate allocation actions and the vacating of the leased office space are expected to be substantially completed in 1997.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes

     The Company is included in the consolidated federal income tax return and combined Connecticut and New York state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated returns.

     Income taxes for the years ended December 31, consist of:

                                                      1996      1995      1994
                                                      ----      ----      ----
                                                             (millions)
     Current taxes (benefits):
     Income Taxes:
       Federal                                       $ 50.9    $ 82.9    $ 78.7
       State                                            3.7       3.2       4.4
       Net realized capital gains (losses)             25.3      28.5     (33.2)
                                                     ------    ------    ------
                                                       79.9     114.6      49.9
                                                     ------    ------    ------
     Deferred taxes (benefits):
     Income Taxes:
       Federal                                         (3.5)    (14.4)     (8.0)
       Net realized capital gains (losses)            (18.6)    (12.9)     33.7
                                                     ------    ------    ------
                                                      (22.1)    (27.3)     25.7
                                                     ------    ------    ------
          Total                                      $ 57.8    $ 87.3    $ 75.6
                                                     ======    ======    ======


     Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                                      1996      1995      1994
                                                      ----      ----      ----
                                                            (millions)

     Income before income taxes                      $198.9    $263.2    $220.9
     Tax rate                                            35%       35%       35%
                                                     ------    ------    ------
     Application of the tax rate                       69.6      92.1      77.3
                                                     ------    ------    ------
     Tax effect of:
          State income tax, net of federal benefit      2.4       2.1       2.9
          Excludable dividends                         (8.7)     (9.3)     (8.6)
          Other, net                                   (5.5)      2.4       4.0
                                                     ------    ------    ------
            Income taxes                             $ 57.8    $ 87.3    $ 75.6
                                                     ======    ======    ======

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                            1996          1995
                                                            ----          ----
                                                                (millions)
       Deferred tax assets:
            Insurance reserves                            $ 344.6       $ 290.4
            Unrealized gains allocable to
              experience rated contracts                    100.8         216.7
            Investment losses                                 7.5           7.3
            Postretirement benefits other
              than pensions                                  27.0           7.7
            Deferred compensation                            25.0          18.9
            Pension                                           7.6           5.7
            Other                                            29.3           9.2
                                                          -------       -------
       Total gross assets                                   541.8         555.9

       Deferred tax liabilities:
            Deferred policy acquisition costs               482.1         433.0
            Market discount                                   6.8           4.4
            Net unrealized capital gains                    133.7         288.2
            Other                                            (0.3)         (0.1)
                                                          -------       -------
       Total gross liabilities                              622.3         725.5
                                                          -------       -------
       Net deferred tax liability                         $  80.5       $ 169.6
                                                          =======       =======

     Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. Valuation allowances are provided when it is not considered more likely than not that deferred tax assets will be realized. As of December 31, 1996 and 1995, no valuation allowances were required for unrealized capital gains and losses.

     The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1996. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9.   Benefit Plans

     Employee Pension Plans - The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to the amounts that are tax-deductible. As of December 31, 1996, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $4.3 million, $6.1 million and $5.5 million for the years ended December 31, 1996, 1995 and 1994, respectively.

     Employee Postretirement Benefits - In addition to providing pension benefits, Aetna currently provides health care and life insurance benefits, subject to certain caps, for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1996, 1995 and 1994 were $1.8 million, $1.4 million and $1.0 million, respectively.

     As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.

     Agent Pension Plans - The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

9.   Benefit Plans (Continued)

     Agent Postretirement Benefits - The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1996, 1995 and 1994 were $0.7 million, $0.8 million and $0.7 million, respectively.

     Incentive Savings Plan - Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $5.4 million, $4.9 million and $3.3 million in 1996, 1995 and 1994, respectively.

     Stock Plans - Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1996, 1995 and 1994, were $8.1 million, $6.3 million and $1.7 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings.

10.  Related Party Transactions

     The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from .10% to 1.90% of their average daily net assets. The Company also receives fees from the variable life and annuity mutual funds and The Aetna Series Fund for serving as investment adviser. Under the advisory agreements, the Funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from .25% to .85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from the variable life and annuity mutual funds and The Aetna Series Fund for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and Funds, included in Charges Assessed Against Policyholders, amounted to $185.4 million, $128.1 million and $104.6 million in 1996, 1995 and 1994, respectively. The Company may waive advisory fees at its discretion.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor of all affiliated mutual funds and of most of the General Account assets. Fees paid by the Company to Aeltus, included in both Charges Assessed Against Policyholders and Net Investment Income, on an annual basis, range from .06% to .55% of the average daily net assets under management. For the year ended December 31, 1996, the Company paid $16.0 million in such fees.

     The Company may, from time to time, make reimbursements to a Fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

     Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $108.0 million commission, paid by the Company to Aetna Life in 1988, was capitalized as deferred policy acquisition costs. An additional $6.1 million commission, paid by the Company to Aetna Life in 1996, was capitalized as deferred policy acquisition costs. The Company maintained insurance reserves of $628.3 million and $655.5 million as of December 31, 1996 and 1995, respectively, relating to the business assumed. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. The loan is being reduced in accordance with the decrease in the reserves. The fair value of this loan was $625.3 million and $663.5 million as of December 31, 1996 and 1995, respectively, and is based upon the fair value of the underlying assets. Premiums of $25.3 million, $28.0 million and $32.8 million and current and future benefits of $39.5 million, $43.0 million and $43.8 million were assumed in 1996, 1995 and 1994, respectively.

     Investment income of $44.1 million, $46.5 million and $51.5 million was generated from the reinsurance loan to affiliate in 1996, 1995 and 1994, respectively. Net income of approximately $8.1 million, $18.4 million and $25.1 million resulted from this agreement in 1996, 1995 and 1994, respectively.

     On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $28.9 million and $28.0 million were maintained for this contract as of December 31, 1996 and 1995, respectively.

     Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.2 million, $3.2 million and $1.3 million for 1996, 1995 and 1994, respectively.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1995 or 1994.

     The Company paid $3.5 million in cash dividends to HOLDCO in 1996. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     Premiums due and other receivables include $2.8 million and $5.7 million due from affiliates in 1996 and 1995, respectively. Other liabilities include $10.7 million and $12.4 million due to affiliates for 1996 and 1995, respectively.

     Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11.  Reinsurance

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

11.  Reinsurance (Continued)

     The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                Ceded to    Assumed
                                        Direct    Other    from Other      Net
                                        Amount  Companies   Companies     Amount
                                        ------  ---------   ---------     ------
                                                    (millions)
     1996
 Premiums:
   Life Insurance                      $  34.6   $  11.2     $  25.3     $  48.7
   Accident and Health Insurance           6.3       6.3        --          --
   Annuities                              84.3      --           0.6        84.9
                                       =======   =======     =======     =======
    Total earned premiums              $ 125.2   $  17.5     $  25.9     $ 133.6
                                       =======   =======     =======     =======
     1995
 Premiums:
   Life Insurance                      $  28.8   $   8.6     $  28.0     $  48.2
   Accident and Health Insurance           7.5       7.5        --          --
   Annuities                             164.0      --           0.5       164.5
                                       =======   =======     =======     =======
    Total earned premiums              $ 200.3   $  16.1     $  28.5     $ 212.7
                                       =======   =======     =======     =======
     1994
 Premiums:
   Life Insurance                      $  27.3   $   6.0     $  32.8     $  54.1
   Accident and Health Insurance           9.3       9.3        --          --
   Annuities                             137.3      --           0.2       137.5
                                       =======   =======     =======     =======
    Total earned premiums              $ 173.9   $  15.3     $  33.0     $ 191.6
                                       =======   =======     =======     =======

12.  Commitments and Contingent Liabilities

     Commitments

     Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1996, the Company had commitments to purchase investments of $17.9 million. The fair value of the investments at December 31, 1996 approximated $18.3 million.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

12.  Commitments and Contingent Liabilities (Continued)

     Litigation

     The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

13.  Segment Information (1)

     The Company's operations are reported through two major business segments:
     Financial Services and Individual Life Insurance.

     Summarized financial information for the Company's principal operations was as follows:

    (Millions)                                    1996        1995        1994
--------------------------------------------------------------------------------
Revenue:
    Financial Services                         $ 1,195.1   $ 1,211.3   $ 1,013.5
    Individual Life Insurance                      445.7       407.9       386.1
                                               ---------------------------------
      Total revenue                            $ 1,640.8   $ 1,619.2   $ 1,399.6
--------------------------------------------------------------------------------
Income before income taxes: (2)
    Financial Services                         $   129.9   $   160.1   $   122.5
    Individual Life Insurance                       83.0       103.1        98.4
                                               ---------------------------------
     Total income before income taxes          $   212.9   $   263.2   $   220.9
--------------------------------------------------------------------------------
Net income: (2)
    Financial Services                         $    94.3   $   113.8   $    85.5
    Individual Life Insurance                       55.9        62.1        59.8
                                               ---------------------------------
Net income                                     $   150.2   $   175.9   $   145.3
--------------------------------------------------------------------------------

Assets under management: (3)
    Financial Services                         $27,268.1   $22,534.4   $18,122.9
    Individual Life Insurance                    2,830.5     2,590.9     2,220.5
--------------------------------------------------------------------------------
       Total assets under management           $30,098.6   $25,125.3   $20,343.4
--------------------------------------------------------------------------------

(1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.
(2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).
(3) Excludes net unrealized capital gains (losses) of $366.4 million, $797.1 million and $(386.4) million at December 31, 1996, 1995 and 1994, respectively.

Form No. SAI.61897-97                                         ALIAC Ed. May 1997